SPARTAN(REGISTERED TRADEMARK)
INTERMEDIATE MUNICIPAL INCOME
FUND

SEMIANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The managers' review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  29  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 33  Notes to the financial
                          statements.



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN INTERMEDIATE         3.40%          3.23%        29.97%        89.20%
MUNICIPAL INCOME

LB 1-17 Year Municipal Bond  3.61%          4.04%        31.55%        n/a*

Intermediate Municipal Debt  2.91%          2.50%        25.72%        79.27%
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 125 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN INTERMEDIATE         3.23%        5.38%         6.58%
MUNICIPAL INCOME

LB 1-17 Year Municipal Bond  4.04%        5.64%         n/a*

Intermediate Municipal Debt  2.50%        4.68%         6.01%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* NOT AVAILABLE

$10,000 OVER 10 YEARS
             Spartan Int. Muni Income    LB Municipal Bond
             00036                       LB015
  1990/06/30      10000.00                    10000.00
  1990/07/31      10120.03                    10147.00
  1990/08/31      10100.41                     9999.67
  1990/09/30      10168.81                    10005.37
  1990/10/31      10271.97                    10186.86
  1990/11/30      10408.54                    10391.72
  1990/12/31      10464.92                    10436.92
  1991/01/31      10578.30                    10576.99
  1991/02/28      10680.93                    10669.01
  1991/03/31      10728.52                    10672.85
  1991/04/30      10843.84                    10814.80
  1991/05/31      10925.86                    10910.94
  1991/06/30      10928.71                    10900.14
  1991/07/31      11047.20                    11032.90
  1991/08/31      11153.46                    11178.21
  1991/09/30      11294.02                    11323.75
  1991/10/31      11399.51                    11425.66
  1991/11/30      11407.50                    11457.54
  1991/12/31      11635.61                    11703.42
  1992/01/31      11699.63                    11730.10
  1992/02/29      11742.41                    11733.85
  1992/03/31      11718.15                    11738.20
  1992/04/30      11816.72                    11842.67
  1992/05/31      11917.15                    11982.05
  1992/06/30      12052.03                    12183.11
  1992/07/31      12402.45                    12548.36
  1992/08/31      12310.37                    12426.02
  1992/09/30      12368.87                    12507.28
  1992/10/31      12198.63                    12384.34
  1992/11/30      12448.29                    12606.14
  1992/12/31      12585.95                    12734.85
  1993/01/31      12736.07                    12882.95
  1993/02/28      13196.15                    13348.93
  1993/03/31      13067.82                    13207.83
  1993/04/30      13191.80                    13341.10
  1993/05/31      13276.47                    13416.08
  1993/06/30      13454.01                    13639.99
  1993/07/31      13486.68                    13657.86
  1993/08/31      13762.25                    13942.22
  1993/09/30      13915.21                    14101.02
  1993/10/31      13934.83                    14128.23
  1993/11/30      13842.70                    14003.76
  1993/12/31      14126.49                    14299.38
  1994/01/31      14287.23                    14462.68
  1994/02/28      13958.29                    14088.10
  1994/03/31      13392.48                    13514.43
  1994/04/30      13467.89                    13629.03
  1994/05/31      13587.92                    13747.20
  1994/06/30      13517.63                    13663.20
  1994/07/31      13769.68                    13913.65
  1994/08/31      13818.66                    13961.79
  1994/09/30      13644.96                    13756.83
  1994/10/31      13458.31                    13512.51
  1994/11/30      13194.83                    13268.20
  1994/12/31      13453.73                    13560.23
  1995/01/31      13803.53                    13947.79
  1995/02/28      14132.72                    14353.39
  1995/03/31      14272.71                    14518.31
  1995/04/30      14275.71                    14535.44
  1995/05/31      14631.12                    14999.27
  1995/06/30      14556.34                    14868.77
  1995/07/31      14667.16                    15009.73
  1995/08/31      14871.11                    15200.05
  1995/09/30      14995.19                    15296.27
  1995/10/31      15167.92                    15518.68
  1995/11/30      15339.17                    15776.13
  1995/12/31      15450.68                    15927.74
  1996/01/31      15592.96                    16047.99
  1996/02/29      15543.06                    15939.67
  1996/03/31      15386.58                    15735.96
  1996/04/30      15356.38                    15691.43
  1996/05/31      15340.64                    15685.15
  1996/06/30      15469.31                    15855.96
  1996/07/31      15585.21                    16000.25
  1996/08/31      15587.44                    15996.41
  1996/09/30      15734.68                    16220.36
  1996/10/31      15917.37                    16403.81
  1996/11/30      16164.66                    16704.00
  1996/12/31      16135.90                    16633.85
  1997/01/31      16188.58                    16665.28
  1997/02/28      16318.59                    16818.27
  1997/03/31      16136.42                    16594.08
  1997/04/30      16239.07                    16732.98
  1997/05/31      16446.05                    16984.64
  1997/06/30      16616.71                    17165.53
  1997/07/31      16995.10                    17641.01
  1997/08/31      16876.15                    17475.72
  1997/09/30      17063.87                    17683.15
  1997/10/31      17168.54                    17796.86
  1997/11/30      17254.07                    17901.50
  1997/12/31      17464.24                    18162.68
  1998/01/31      17623.05                    18350.12
  1998/02/28      17629.02                    18355.63
  1998/03/31      17630.44                    18371.78
  1998/04/30      17575.65                    18288.92
  1998/05/31      17790.65                    18578.44
  1998/06/30      17878.63                    18651.64
  1998/07/31      17915.37                    18698.45
  1998/08/31      18169.33                    18987.34
  1998/09/30      18385.24                    19223.93
  1998/10/31      18403.24                    19223.54
  1998/11/30      18455.59                    19291.02
  1998/12/31      18492.27                    19339.63
  1999/01/31      18715.19                    19569.58
  1999/02/28      18620.28                    19484.06
  1999/03/31      18638.24                    19511.14
  1999/04/30      18672.29                    19559.72
  1999/05/31      18577.22                    19446.47
  1999/06/30      18328.14                    19166.44
  1999/07/31      18402.66                    19236.21
  1999/08/31      18325.37                    19082.32
  1999/09/30      18379.59                    19090.14
  1999/10/31      18244.19                    18883.21
  1999/11/30      18414.07                    19084.12
  1999/12/31      18297.15                    18941.95
  2000/01/31      18256.53                    18859.55
  2000/02/29      18387.86                    19078.32
  2000/03/31      18663.43                    19495.37
  2000/04/30      18622.49                    19380.16
  2000/05/31      18524.78                    19279.38
  2000/06/30      18919.59                    19789.90
IMATRL PRASUN   SHR__CHT 20000630 20000721 093559 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $18,920 - an 89.20% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,790 - a 97.90% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED JUNE 30,   YEARS ENDED DECEMBER 31,

                  2000                        1999                       1998   1997   1996    1995

Dividend returns  2.55%                       4.63%                      4.89%  5.22%  5.12%   5.83%

Capital returns   0.85%                       -5.69%                     1.00%  3.01%  -0.69%   9.01%

Total returns     3.40%                       -1.06%                     5.89%  8.23%  4.43%   14.84%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 2000   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share           3.88(cents)   23.56(cents)   46.98(cents)

Annualized dividend rate      5.00%         5.03%          4.96%

30-day annualized yield       4.91%         -              -

30-day annualized             7.67%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.45 over the past one month, $9.40 over the past six months and $9.47 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket. A portion of the fund's income may be subject to the federal alternative minimum tax.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

For the six-month period ending June
30, 2000, the municipal bond
market was one of the
best-performing debt categories in
fixed-income. Early in the period,
against a backdrop of fairly light
new issue supply, demand was driven
by investors seeking to capture muni
yields hovering in the neighborhood
of 6%, their highest level in
approximately five years. Early in
the second quarter, however, munis
took a step back as the Federal
Reserve Board continued its
campaign of pre-emptive
interest-rate hikes to combat
potential inflation. This scenario was
less than ideal for muni bonds, which
tend to be of longer maturity than
most other debt offerings and,
therefore, acutely interest-rate
sensitive. But throughout June, a
bevy of economic data indicated
that the U.S. economy was indeed in
a slowdown, and muni bonds rallied
once again. For the overall six-month
period ending June 30, 2000, the
Lehman Brothers Municipal Bond
Index - an index of over 35,000
investment-grade, fixed-rate,
tax-exempt bonds - gained
4.48%. That return outpaced the
3.99% advance of the overall
taxable-bond market, as measured
by the Lehman Brothers Aggregate
Bond Index. While Treasury and
other government bonds were
among the only sectors to outpace
municipal securities, tax-free munis
still offered competitive, if not
superior, tax-equivalent yields at
every maturity level.

(photograph of Norm Lind)(photograph of Christine Thompson)

NOTE TO SHAREHOLDERS: The following is an interview with Norm Lind
(left), who managed Spartan Intermediate Municipal Income Fund during the period covered by this report, with additional comments from Christine Thompson (right), who became manager of the fund on July 1, 2000.

Q. HOW DID THE FUND PERFORM, NORM?

N.L. For the six-month period that ended June 30, 2000, the fund had a total return of 3.40%. To get a sense of how the fund did relative to its competitors, the intermediate municipal debt funds average returned 2.91% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-17 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 3.61% for the same six-month period. For the 12-month period that ended June 30, 2000, the fund returned 3.23%. For the same one-year period, the intermediate municipal debt funds average returned 2.50% and the Lehman Brothers index returned 4.04%.

Q. WHAT FACTORS DROVE THE FUND'S PERFORMANCE DURING THE PAST SIX
MONTHS?

N.L. Despite the fact that interest rates continued to rise over the past six months, municipal bonds perked up a bit and helped the fund post a positive return. Rising interest rates usually spell trouble for municipal bonds, much as they did during most of 1999. In the past six months, however, investors increasingly began to anticipate that the Federal Reserve Board was at or near the end of its year-long campaign to thwart inflation by pushing short-term interest rates higher. Renewed enthusiasm was felt in the municipal market, which also experienced a diminished supply of bonds. Firmer demand coupled with decreased supply helped push municipal bond prices somewhat higher, especially during the final weeks of the period.

Q. WHAT HELPED THE FUND OUTPACE ITS PEERS DURING THE PAST SIX MONTHS?

N.L. Probably the main factor behind the fund's outperformance of its peers was its relatively large position in premium coupon bonds, which pay interest rates above prevailing market rates and trade at prices above face - or par - value. That's because their premium gives some protection from unfavorable tax treatment that can occur during particular market environments. As interest rates rose and bond prices fell, more and more bonds fell outside of this protection and investors punished them accordingly by pushing their prices lower.

Q. WHERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

N.L. Yes, there were. Unfortunately, health care bonds remained under pressure during the six-month period and were plagued by a number of ills. Cutbacks in Medicare payments, coupled with news that a large, well-known HMO in Boston was on the verge of bankruptcy, raised additional questions about the health care sector's long-term profitability. Fortunately, the fund had a below-average weighting in health care bonds relative to its competitors.

Q. HOW DID YOU MANAGE THE FUND'S INTEREST-RATE SENSITIVITY?

N.L. In keeping with Fidelity's approach, I didn't dramatically alter the fund's interest-rate sensitivity in response to market movements or my opinion about where interest rates were headed. Instead, I kept the fund's interest-rate sensitivity - as reflected by its duration - in line with the intermediate municipal market as a whole, as measured by the Lehman Brothers 1-17 Year Municipal Bond Index. At the end of the period, the fund's duration was 5.2 years, which was in line with the Lehman Brothers index.

Q. WHERE DID YOU FIND ATTRACTIVE VALUES IN TERMS OF SECTORS OVER THE PAST SIX MONTHS?

N.L. I continued to identify some nice values among issuers that are less economically sensitive - including those that provide essential services such as water, sewer and transportation. Given that the economy could slow in response to higher interest rates, I felt that these essential services bonds were a prudent way to go. Furthermore, economically sensitive bonds - such as general obligation bonds, which are backed by tax collections - generally offered only a small amount of additional yield over these essential services bonds.

Q. TURNING TO YOU, CHRIS, WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND
THE FUND?

C.T. The performance of the municipal market, as always, will be shaped primarily by the direction of interest rates. Supply and demand also will play a role. The supply of municipals has continued to decline in response to rising interest rates. Many issuers now find it too expensive to issue new or refinance old debt. As municipal bond yields rose above 6%, we saw renewed buying from individual investors. In general, municipals were cheap relative to Treasury securities, although they were more or less fairly valued compared to other types of taxable bonds. To the extent that supply remains low and demand stays firm, municipal bonds could benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide high current
income free from federal
income tax with preservation
of capital

FUND NUMBER: 036

TRADING SYMBOL: FLTMX

START DATE: April 15, 1977

SIZE: as of June 30, 2000,
more than $1.0 billion

MANAGER: Christine Thompson,
since July 2000; manager,
various Fidelity and Spartan
municipal income funds; joined
Fidelity in 1985

CHRISTINE THOMPSON ON HER
INVESTMENT APPROACH:

"My investment approach is similar
to the previous manager's, so I don't
anticipate making any significant
changes to the fund. As Norm did,
I use the Lehman Brothers 1-17
Year Municipal Bond Index as a
representation of the overall
market in which the fund invests.
The index includes most of the
universe of intermediate municipal
bonds. I manage the fund to have
similar overall interest-rate
sensitivity to the index. Beyond
that, however, the fund can vary
significantly from the index, with
respect to sector, issuer and
structural composition. The fund's
holdings reflect my research
conclusions on the relative value
of bonds."

(solid bullet) General obligation bonds (GOs) were the fund's largest sector concentration as of June 30, 2000, making up about 34% of the fund's net assets at the end of the period.
A GO is backed by the full faith
and credit - which includes the
taxing power - of a city, county,
state or other issuer. GOs are repaid
through general revenues -
including individual and
corporate taxes - collected by
the issuer.


INVESTMENT CHANGES





TOP FIVE STATES AS OF JUNE
30, 2000

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO

Texas                          17.1                    16.2

New York                       12.0                    14.3

Massachusetts                  10.4                    9.9

Washington                     7.6                     7.3

Colorado                       5.4                     5.5

TOP FIVE SECTORS AS OF JUNE
30, 2000

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO

General Obligations            34.3                    36.4

Electric Utilities             13.2                    12.9

Transportation                 11.5                    10.8

Health Care                    11.5                    10.8

Special Tax                    7.4                     7.2

AVERAGE YEARS TO MATURITY AS
OF JUNE 30, 2000

                                                       6 MONTHS AGO

Years                          8.3                     8.2


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF JUNE 30, 2000

                                     6 MONTHS AGO

Years                          5.2   5.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF JUNE 30, 2000

Aaa 56.2%
Aa, A 28.9%
Baa 10.9%
Ba and Below 1.4%
Not Rated 0.8%
Short-term
investments 1.8%

Row: 1, Col: 1, Value: 56.2
Row: 1, Col: 2, Value: 28.9
Row: 1, Col: 3, Value: 10.9
Row: 1, Col: 4, Value: 1.4
Row: 1, Col: 5, Value: 0.8
Row: 1, Col: 6, Value: 1.8

AS OF DECEMBER 31, 1999

Aaa 55.4%
Aa, A 30.3%
Baa 11.3%
Ba and Below 1.6%
Not Rated 0.8%
Short-term
investments 0.6%

Row: 1, Col: 1, Value: 55.4
Row: 1, Col: 2, Value: 30.3
Row: 1, Col: 3, Value: 11.3
Row: 1, Col: 4, Value: 1.6
Row: 1, Col: 5, Value: 0.8
Row: 1, Col: 6, Value: 0.6000000000000001

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS JUNE 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



MUNICIPAL BONDS - 97.4%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ALASKA - 5.0%

Anchorage Hosp. Rev. Rfdg.        A1        $ 2,575                              $ 2,657
(Sisters of Providence
Proj.) Series 1991, 6.75%
10/1/02

North Slope Borough (Cap.
Appreciation):

Series A:

0% 6/30/01 (MBIA Insured)         Aaa        12,000                               11,481

0% 6/30/02 (MBIA Insured)         Aaa        23,950                               21,741

0% 6/30/03 (MBIA Insured)         Aaa        11,500                               9,913

Series B, 0% 1/1/02 (MBIA         Aaa        8,500                                7,905
Insured)

                                                                                  53,697

ARIZONA - 1.0%

Arizona Trans. Board Excise
Tax Rev.:

(Cap. Appreciation) (Maricopa     Aaa        1,700                                1,547
County Reg'l. Area Road
Proj.) Series A, 0% 7/1/02
(FGIC Insured)

Rfdg. (Maricopa County Reg'l.
Area Road Proj.):

Series A, 6.5% 7/1/04 (AMBAC      Aaa        1,100                                1,167
Insured)

Series B, 6.5% 7/1/04 (AMBAC      Aaa        1,220                                1,294
Insured)

Maricopa County Cmnty.
College District  Series A:

6% 7/1/09                         Aa1        90                                   93

6% 7/1/09 (Pre-Refunded to        Aa1        1,910                                1,996
7/1/03 @ 101) (e)

Phoenix Civic Impt. Corp.         Aa2        2,420                                2,455
Excise Tax Rev. Rfdg. (Arpt.
Impts. Proj.) Series A,
5.85% 7/1/01 (d)

Univ. of Arizona Univ. Rev.       A1         2,100                                2,197
Rfdg. 6.375% 6/1/05

                                                                                  10,749

ARKANSAS - 0.2%

Arkansas Gen. Oblig. (Cap.
Appreciation) (College
Savings Prog.):

0% 6/1/02                         Aa2        705                                  643

0% 6/1/03                         Aa2        1,190                                1,030

                                                                                  1,673

CALIFORNIA - 3.9%

California Edl. Facilities        AAA        3,000                                2,985
Auth. Rev. Rfdg. (Chapman
Univ. Proj.) 5.375% 10/1/16
(AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

California Hsg. Fin. Agcy.
Rev.:

(Cap. Appreciation) (Home         Aa2       $ 19,346                             $ 5,891
Mtg. Prog.)  Series 1983 A,
0% 2/1/15

(Home Mtg. Prog.) Series G,       Aaa        2,000                                2,061
6% 2/1/10 (MBIA Insured) (d)

California Poll. Cont. Fing.      Ba1        2,500                                2,535
Auth. Resource Recovery Rev.
(Waste Mgmt., Inc. Proj.)
Series A, 7.15% 2/1/11 (d)

Carson Redev. Agcy. Rfdg.
(Area #2 Redev. Proj.):

5.5% 10/1/02                      Baa2       1,320                                1,342

5.6% 10/1/03                      Baa2       1,500                                1,538

Central Valley Fing. Auth.        BBB-       1,875                                1,889
Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 5.5%
7/1/01

Long Beach Hbr. Rev. Rfdg.        Aaa        2,330                                2,431
Series A, 5.5% 5/15/07 (FGIC
Insured) (d)

Modesto Irrigation District       Aaa        4,390                                5,562
Elec. Rev. Series A, 9.625%
1/1/11 (Escrowed to
Maturity) (e)

Pleasanton Joint Powers Fing.     Baa1       1,375                                1,417
Auth. Rev. (Reassessment
Proj.) Series A, 6.15% 9/2/12

Sacramento Cogeneration Auth.     BBB-       1,400                                1,415
Cogeneration Proj. Rev.
(Procter & Gamble Proj.)
5.8% 7/1/01

Sacramento Pwr. Auth.
Cogeneration Proj. Rev.:

6% 7/1/00                         BBB-       3,100                                3,100

6% 7/1/01                         BBB-       3,300                                3,341

6.5% 7/1/05                       BBB-       2,000                                2,131

6.5% 7/1/08                       BBB-       2,000                                2,161

Southern California Pub. Pwr.     Aa3        2,000                                1,632
Auth. Transmission Proj.
Rev. Rfdg. (Cap.
Appreciation) (Southern
Transmission Proj.) 0% 7/1/04

                                                                                  41,431

COLORADO - 5.4%

Adams County Bldg. Auth. Rev.     AAA        3,000                                1,533
Rfdg.  (Cap. Appreciation)
Series B, 0% 8/15/12 (FSA
Insured) (Escrowed to
Maturity) (e)

Arapaho County Cap. Impt.         Aaa        52,100                               8,343
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C, 0%
8/31/26 (Pre-Refunded to
8/31/05 @ 20.8626) (e)

Colorado Health Facilities        Ba1        13,000                               12,728
Auth. Rev. Rfdg. (Rocky
Mountain Adventist Proj.)
6.25% 2/1/04

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

COLORADO - CONTINUED

Denver City & County Arpt.
Rev.:

(Cap. Appreciation):

Series A:

0% 11/15/04 (d)                   A2        $ 2,070                              $ 1,614

0% 11/15/05 (MBIA Insured) (d)    Aaa        2,250                                1,700

Series D:

0% 11/15/03 (MBIA Insured) (d)    Aaa        5,320                                4,482

0% 11/15/05 (MBIA Insured) (d)    Aaa        2,055                                1,553

0% 11/15/06 (d)                   A2         4,500                                3,109

Rfdg. Series E, 5.125%            Aaa        14,000                               13,456
11/15/15  (MBIA Insured)

Series A, 8.25% 11/15/02 (d)      A2         730                                  753

Series C, 6.55% 11/15/16          Aaa        2,660                                2,796
(MBIA Insured) (d)

Series D, 7% 11/15/25 (d)         A2         1,340                                1,350

Jefferson County School           Aaa        5,000                                5,065
District # R-001  Series A,
5.5% 12/15/14 (FGIC Insured)

                                                                                  58,482

CONNECTICUT - 0.1%

Connecticut Health & Edl.         BBB-       1,400                                1,411
Facilities Auth. Rev. Rfdg.
(Quinnipiac College Proj.)
Series D, 5.625% 7/1/03

DISTRICT OF COLUMBIA - 1.8%

District of Columbia Gen.
Oblig.:

Rfdg.:

Series A:

5.75% 6/1/03 (AMBAC Insured)      Aaa        575                                  588

5.75% 6/1/03 (AMBAC Insured)      Aaa        565                                  580
(Escrowed to Maturity) (e)

5.875% 6/1/05 (AMBAC Insured)     Aaa        2,030                                2,109

Series A3:

5.3% 6/1/04 (AMBAC Insured)       Aaa        400                                  405

5.3% 6/1/04 (AMBAC Insured)       Aaa        375                                  381
(Escrowed to Maturity) (e)

5.4% 6/1/05 (AMBAC Insured)       Aaa        320                                  328
(Escrowed to Maturity) (e)

Series C:

5.75% 12/1/05 (AMBAC Insured)     Aaa        1,895                                1,965

5.75% 12/1/05 (AMBAC Insured)     Aaa        260                                  272
(Pre-Refunded to 12/1/03 @
102) (e)

Series A:

5.25% 6/1/10 (MBIA Insured)       Aaa        3,000                                3,003

5.25% 6/1/11 (MBIA Insured)       Aaa        3,905                                3,887

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

DISTRICT OF COLUMBIA -
CONTINUED

District of Columbia Gen.
Oblig.: - continued

Series E:

5% 6/1/04 (FGIC Insured)          Aaa       $ 960                                $ 962

5% 6/1/04 (FGIC Insured)          Aaa        40                                   41
(Pre-Refunded to 6/1/03 @
102) (e)

District of Columbia Hosp.        A3         4,805                                4,814
Rev. Rfdg. (Medlantic Health
Care Group Proj.) Series B,
6.25% 8/15/00 (Escrowed to
Maturity) (e)

                                                                                  19,335

FLORIDA - 1.1%

Alachua County Health             Baa1       1,535                                1,587
Facilities Auth.  Health
Facilities Rev. Rfdg.
(Avmed/Santa Fe Health Sys.
Proj.) 6% 11/15/09
(Escrowed to Maturity) (e)

Broward County Resource           A3         3,365                                3,464
Recovery Rev.  (SES Broward
Co. LP South Proj.) 7.95%
12/1/08

Hillsborough County Port          Aaa        2,000                                2,061
District Spl. Refing. Rev.
Rfdg. (Tampa Port Auth.
Proj.) 6.5% 6/1/02 (FSA
Insured) (d)

Lee County Indl. Dev. Auth.       BBB-       1,800                                1,618
Health Care Facilities Rev.
Rfdg. (Shell Point Village
Proj.) Series A, 5.75%
11/15/12

Miami Beach Health Facilities     BBB        1,175                                888
Auth. Hosp. Rev. (Mount
Sinai Med. Ctr. of Florida
Proj.) 5.375% 11/15/28

Pasco County Solid Waste          Aaa        2,000                                2,112
Disp. & Resource Recovery
Sys. Rev. Rfdg. 6% 4/1/10
(AMBAC Insured) (d)

                                                                                  11,730

IDAHO - 0.5%

Idaho Falls Gen. Oblig. Rfdg.     Aaa        7,000                                5,501
0% 4/1/05  (FGIC Insured)

ILLINOIS - 5.1%

Chicago Midway Arpt. Rev.:

Series A, 5.5% 1/1/29 (MBIA       Aaa        4,000                                3,729
Insured)

Series B:

6% 1/1/09 (MBIA Insured) (d)      Aaa        2,000                                2,096

6.125% 1/1/12 (MBIA Insured)      Aaa        2,740                                2,870
(d)

Chicago O'Hare Int'l. Arpt.       Aaa        9,820                                10,453
Rev. Rfdg.  (Gen. Arpt.
Proj.) Series A, 6.25%
1/1/08  (AMBAC Insured) (d)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Cook County Cmnty. Unit           Aaa       $ 3,275                              $ 1,870
School District #401 Elmwood
Park (Cap. Appreciation) 0%
12/1/10 (FSA Insured)

Cook County High School           Aaa        4,275                                2,300
District #201 J. Sterling
Mortan Tpk. 0% 12/1/11
(FGIC Insured)

Illinois Health Facilities
Auth. Rev.:

(Condell Med. Ctr. Proj.) 7%      A3         5,000                                5,176
5/15/22

Rfdg. (Riverside Health Sys.      A3         2,755                                2,799
Proj.) 6.8% 11/15/20

Illinois Sales Tax Rev.           Aa2        3,430                                3,281
Series W, 5% 6/15/13

Lake County Cmnty. Unit
School District #60 Waukegan
(Cap. Appreciation):

Series C:

0% 12/1/13 (FSA Insured)          Aaa        5,590                                2,642

0% 12/1/14 (FSA Insured)          Aaa        5,180                                2,296

0% 12/1/15 (FSA Insured)          Aaa        3,810                                1,584

Series D:

0% 12/1/09 (FSA Insured)          Aaa        3,480                                2,108

0% 12/1/10 (FSA Insured)          Aaa        3,380                                1,930

Lake County Forest                Aa1        5,850                                4,679
Preservation District  (Cap.
Appreciation) 0% 12/1/04

Rolling Meadows Multi-Family      A+         5,000                                5,159
Mtg. Rev. Rfdg. (Woodfield
Garden Apts. Proj.) 7.75%
2/1/04, LOC Banque Paribas

                                                                                  54,972

INDIANA - 1.2%

Indianapolis Resource
Recovery Rev. Rfdg. (Ogden
Martin Sys., Inc. Proj.):

6.75% 12/1/04 (AMBAC Insured)     Aaa        3,520                                3,776

6.75% 12/1/05 (AMBAC Insured)     Aaa        8,185                                8,845

                                                                                  12,621

KANSAS - 0.9%

Kansas City Util. Sys. Rev.
(Cap. Appreciation):

0% 3/1/04 (AMBAC Insured)         Aaa        3,735                                3,115

0% 3/1/04 (AMBAC Insured)         Aaa        5,015                                4,163
(Escrowed  to Maturity) (e)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

KANSAS - CONTINUED

Kansas Dev. Fin. Auth. Rev.
(Sisters of Charity
Leavenworth Health Svc. Co.
Proj.):

5.25% 12/1/10 (MBIA Insured)      Aaa       $ 1,000                              $ 994

5.25% 12/1/11 (MBIA Insured)      Aaa        1,805                                1,786

                                                                                  10,058

LOUISIANA - 1.2%

Louisiana Pub. Facilities         Aaa        2,490                                2,495
Auth. Rev. Rfdg.  (Student
Ln. Prog.) Sr. Series A1,
6.1% 9/1/00

New Orleans Gen. Oblig. Rfdg.     Aaa        13,500                               10,387
(Cap. Appreciation) 0%
9/1/05 (AMBAC Insured)

                                                                                  12,882

MASSACHUSETTS - 10.4%

Boston Gen. Oblig. Rev.           Aaa        2,000                                2,039
(Boston City Hosp. Proj.)
Series A, 7.625% 2/15/21
(Pre-Refunded to 8/15/00 @
101.666) (e)

Massachusetts Gen. Oblig.:

Construction Ln. Rev. Series      Aa2        9,650                                10,100
B, 6% 6/1/14

Rfdg.:

Series A, 5.5% 2/1/11             Aa2        2,755                                2,790

Series C, 6.5% 8/1/11             Aa2        720                                  746

Massachusetts Health & Edl.
Facilities Auth. Rev.:

(Lawrence Gen. Hosp. Proj.)       Baa2       3,055                                3,079
Series B,  7.25% 7/1/01

(Waltham-Weston Hosp. & Med.      Baa3       1,600                                1,649
Ctr. Proj.) Series B, 8%
7/1/02 (Escrowed to
Maturity) (e)

Rfdg. (Fairview Extended Care     Aaa        1,400                                1,384
Proj.)  Series B, 4.55%
1/1/21 (MBIA Insured), LOC
BankBoston NA

Massachusetts Ind. Fin. Agcy.
Rev. (Cap. Appreciation)
(Massachusetts Biomedical
Research Corp. Proj.):

Series A1:

0% 8/1/01                         A1         10,800                               10,267

0% 8/1/02                         A1         5,700                                5,144

Series A2:

0% 8/1/04                         A1         10,800                               8,764

0% 8/1/05                         A1         5,100                                3,921

0% 8/1/07                         A+         5,800                                3,992

Massachusetts Muni. Wholesale     Baa2       3,610                                3,786
 Elec. Co. Pwr. Supply Sys.
Rev. Rfdg.  Series A, 6.75%
7/1/05

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Tpk. Auth.          Aaa       $ 12,120                             $ 11,999
Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)

Massachusetts Wtr. Poll.          Aa1        25                                   25
Abatement Trust Wtr. Poll.
Abatement Rev. (MWRA Ln.
Prog.)  Series A, 5.25%
8/1/13

New England Ed. Ln. Marketing
Corp. Massachusetts Student
Ln. Rev. Rfdg.:

Sr. Issue A, 6.5% 9/1/02          Aaa        28,215                               29,117

Sr. Issue D:

6.2% 9/1/00                       Aaa        3,000                                3,006

6.3% 9/1/02                       Aaa        7,815                                8,034

Univ. of Lowell Bldg. Auth.       Aaa        1,705                                1,856
Massachusetts Guaranteed
Rfdg. Fifth Series A, 6.75%
11/1/05 (AMBAC Insured)

                                                                                  111,698

MICHIGAN - 2.9%

Detroit Convention Facilities     A          22,300                               21,150
Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25%
9/30/12

Michigan Hosp. Fin. Auth. Rev.:

(Mercy Health Svcs. Proj.)        Aaa        1,195                                1,252
Series Q, 6% 8/15/09 (AMBAC
Insured)

Rfdg. (McLaren Health Care        A1         8,000                                6,662
Corp. Proj.)  Series A, 5%
6/1/19

Michigan Muni. Bond Auth.         Aaa        370                                  394
Rev. Series G, 6.3% 11/1/05
(AMBAC Insured)

Michigan Strategic Fund Ltd.      Aaa        2,000                                1,871
Oblig. Rev. Rfdg. (Detroit
Edison Co. Proj.) Series A,
5.55% 9/1/29 (MBIA Insured)
(d)

                                                                                  31,329

MINNESOTA - 1.2%

Minneapolis Gen. Oblig. (Cap.
Appreciation) Series B:

0% 12/1/03                        Aaa        300                                  254

0% 12/1/04                        Aaa        440                                  354

Rochester Health Care             AA+        13,000                               12,131
Facilities Rev. (Mayo
Foundation Proj.) Series A,
5.5% 11/15/27

                                                                                  12,739

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEBRASKA - 0.3%

American Pub. Energy Agcy.
Nebraska Gas Supply Rev.
(Nebraska Pub. Gas Agcy.
Proj.) Series A:

5% 6/1/07 (AMBAC Insured)         Aaa       $ 1,000                              $ 988

5.25% 6/1/11 (AMBAC Insured)      Aaa        2,300                                2,263

                                                                                  3,251

NEVADA - 0.5%

Clark County School District      Aaa        6,195                                4,878
(Cap. Appreciation) Series
B, 0% 3/1/05 (FGIC Insured)

NEW HAMPSHIRE - 0.4%

New Hampshire Higher Edl. &       Baa1       4,145                                4,040
Health Facilities Auth. Rev.
Rfdg. (Frisbie Memorial
Hosp. Proj.) 5.7% 10/1/04

NEW JERSEY - 2.0%

New Jersey Econ. Dev. Auth.       Aaa        5,000                                5,311
Market Transition Facilities
Rev. Sr. Lien Series A, 7%
7/1/03 (MBIA Insured)

New Jersey Gen. Oblig. Rfdg.      Aa1        2,425                                2,515
Series F, 5.5% 8/1/08

New Jersey Health Care
Facilities Fing. Auth. Rev.
Rfdg. (Atlantic City Med.
Ctr. Proj.)  Series C:

6.55% 7/1/03                      A3         2,200                                2,259

6.8% 7/1/05                       A3         3,500                                3,609

New Jersey Hsg. & Mtg. Fin.       Aaa        4,365                                4,337
Agcy. Rev. Rfdg. (Home Buyer
Proj.) Series AA, 5.3%
4/1/26 (MBIA Insured) (d)

Passaic County Util. Auth.        Aaa        3,380                                3,124
Solid Waste Disp.  Rev.
Rfdg. (Cap. Appreciation) 0%
3/1/02 (MBIA Insured)

                                                                                  21,155

NEW MEXICO - 0.6%

Albuquerque Arpt. Rev. Rfdg.      Aaa        1,400                                1,505
6.5% 7/1/07 (AMBAC Insured)
(d)

Farmington Poll. Cont. Rev.       Aaa        1,220                                1,221
(Tucson Gas & Elec. Co.
Proj.) Series A, 6.1% 1/1/08
 (MBIA Insured)

New Mexico Edl. Assistance        Aaa        3,535                                3,658
Foundation Student Ln. Rev.
Sr. Series IV A1, 7.05%
3/1/10 (d)

                                                                                  6,384

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - 12.0%

Metro. Trans. Auth. Commuter
Facilities Rev.:

Series A:

5.625% 7/1/27 (MBIA Insured)      Aaa       $ 2,000                              $ 1,953

6% 7/1/24                         Baa1       19,915                               20,000

Series E, 5.625% 7/1/08           Aaa        7,305                                7,608
(AMBAC Insured)

Metro. Trans. Auth. Dedicated
Tax Fund Series A:

5% 4/1/23 (FGIC Insured)          Aaa        4,100                                3,653

5% 4/1/29 (FSA Insured)           Aaa        4,385                                3,852

Metro. Trans. Auth. Svc.
Contract Rev.:

(Commuter Facilities Proj.)       Baa1       1,700                                1,742
Series O,  5.75% 7/1/13

(Trans. Facilities Proj.)         Baa1       2,500                                2,512
Series P, 5.75% 7/1/15

Rfdg. (Trans. Facilities
Proj.) Series 7:

5.2% 7/1/04                       Baa1       5,280                                5,327

5.625% 7/1/16                     Baa1       2,495                                2,475

Metro. Trans. Auth. Trans.
Facilities Rev.:

Rfdg.:

(Svc. Contract Proj.) Series 8:

5.25% 7/1/17                      Baa1       1,400                                1,320

5.375% 7/1/21 (FSA Insured)       Aaa        1,605                                1,519

Series A, 4.75% 7/1/21 (MBIA      Aaa        2,555                                2,200
Insured)

Series C, 4.75% 7/1/16 (FSA       Aaa        900                                  814
Insured)

Series B, 4.75% 7/1/26 (FGIC      Aaa        1,500                                1,269
Insured)

New York City Gen. Oblig.:

Series B:

7.5% 2/1/04                       A3         5,000                                5,270

7.5% 2/1/05                       A3         2,030                                2,140

Series C:

6.4% 8/1/03                       A3         3,000                                3,130

6.5% 8/1/07                       A3         1,630                                1,703

Series H:

7% 2/1/06                         A3         240                                  251

7% 2/1/06 (Pre-Refunded to        A3         120                                  126
2/1/02 @ 101.5) (e)

Series J, 5.875% 2/15/19          A3         4,000                                4,013

New York City Transitional
Fin. Auth. Rev.  (Future Tax
Secured Prog.) Series A:

5% 8/15/11                        Aa3        8,000                                7,876

5% 8/15/14 (MBIA Insured)         Aaa        21,245                               20,365

5.125% 11/15/14                   Aa3        5,000                                4,828

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York State Dorm. Auth.
Rev.:

(City Univ. Sys.                  Baa1      $ 1,700                              $ 1,822
Consolidation Proj.) Series
D, 8.75% 7/1/02

(City Univ. Sys. Proj.):

Series B, 5.75% 7/1/06            Baa1       1,080                                1,117

Series C, 7.5% 7/1/10             Baa1       2,500                                2,832

Rfdg. (New York &                 Aaa        5,000                                4,887
Presbyterian Hosp. Proj.)
4.4% 8/1/13 (AMBAC Insured)
(Fed. Hsg. Administration
Insured)

New York State Envir.
Facilities Corp. Clean Wtr.
& Drinking Wtr. Rev. (State
Wtr. Revolving Funds Prog.)
Series F:

4.875% 6/15/18                    Aa1        1,900                                1,712

4.875% 6/15/20                    Aa1        3,600                                3,187

5% 6/15/15                        Aa1        1,800                                1,707

New York State Urban Dev.         Baa1       1,785                                1,864
Corp. Rev. Rfdg.
(Correctional Cap.
Facilities Proj.) Series A,
6.4% 1/1/04

Triborough Bridge & Tunnel        Aa3        3,000                                3,218
Auth. Revs. Rfdg. Series Y,
6% 1/1/12

Triborough Bridge & Tunnel        Aaa        1,000                                1,006
Auth. Spl. Oblig. Rfdg.
Series A, 5.25% 1/1/11 (FGIC
Insured)

                                                                                  129,298

NORTH CAROLINA - 3.5%

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.:

Rfdg.:

Series A, 5.75% 1/1/26            Baa3       1,000                                878

Series B:

5.625% 1/1/03                     Baa3       1,000                                1,004

5.875% 1/1/21 (MBIA Insured)      Aaa        5,800                                5,810

6% 1/1/06                         Baa3       6,750                                6,880

6% 1/1/14                         Baa3       3,500                                3,426

Series C:

5.25% 1/1/04                      Baa1       9,340                                9,267

5.5% 1/1/07                       Baa1       500                                  495

5.5% 1/1/07 (MBIA Insured)        Aaa        2,340                                2,383

Series D, 6% 1/1/09               Baa3       2,350                                2,370

North Carolina Edl.               AAA        1,000                                1,037
Facilities Fin. Agcy. Rev.
Rfdg. (Elon College Proj.)
6.375% 1/1/07 (AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NORTH CAROLINA - CONTINUED

North Carolina Muni. Pwr.
Agcy. #1 Catawba Elec. Rev.
Rfdg.:

Series 1992, 7.25% 1/1/07         Baa1      $ 1,300                              $ 1,411

5.9% 1/1/03                       Baa1       2,700                                2,727

                                                                                  37,688

OHIO - 1.4%

Cincinnati Student Ln. Fdg.       Aaa        805                                  811
Corp. Student Ln. Rev. Rfdg.
Series C, 6.2% 7/1/03 (d)

Franklin County Gen. Oblig.
Rev. (Online Computer
Library Ctr., Inc. Proj.):

5.65% 4/15/01                     -          840                                  846

5.75% 4/15/02                     -          1,030                                1,044

5.9% 4/15/04                      -          500                                  512

6% 4/15/09                        -          4,500                                4,558

6.7% 7/15/00                      -          960                                  961

6.8% 7/15/01                      -          800                                  818

Lake County Hosp. Impt.           Aaa        3,800                                4,228
Facilities Rev.  (Lake Hosp.
Sys., Inc.) 6.875% 8/15/11
(AMBAC Insured) (Escrowed to
Maturity) (e)

Ohio Tpk. Commission Tpk.         Aaa        1,250                                1,278
Rev. Series A, 5.6% 2/15/12
(MBIA Insured)

                                                                                  15,056

OKLAHOMA - 0.2%

Tulsa Ind. Auth. Hosp. Rev.       AAA        1,760                                1,850
(Tulsa Reg'l.  Med. Ctr.
Proj.) 7% 6/1/06
(Pre-Refunded to 6/1/03 @
102) (e)

OREGON - 0.2%

Clackamas County School           Aaa        1,630                                1,619
District #12 North Clackamas
5.25% 6/1/13 (FGIC Insured)

Washington, Multnomah &           Aa3        1,000                                997
Yamhill County School
District No. 1J 5.25% 6/1/12

                                                                                  2,616

PENNSYLVANIA - 3.8%

Allegheny County Arpt. Rev.       Aaa        2,000                                2,067
Rfdg. (Pittsburgh Int'l.
Arpt. Proj.) Series A1,
5.75% 1/1/07 (MBIA Insured)
(d)

Allegheny County Gen. Oblig.      Aaa        21,000                               22,157
Series C34, 8.5% 2/15/02
(MBIA Insured)

Allegheny County Hosp. Dev.
Auth. (Health  Ctr.-UPMC
Health Sys. Proj.) Series B:

5% 7/1/16 (MBIA Insured)          Aaa        2,500                                2,298

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

PENNSYLVANIA - CONTINUED

Allegheny County Hosp. Dev.
Auth. (Health  Ctr.-UPMC
Health Sys. Proj.) Series B:
- continued

5.25% 7/1/06 (MBIA Insured)       Aaa       $ 3,085                              $ 3,105

Delaware County Gen. Oblig.       Aa3        5,500                                4,659
Rfdg. (Cap. Apprecation) 0%
11/15/03

Philadelphia Wtr. & Swr. Rev.     Aaa        3,300                                3,362
Rfdg. 5.5% 6/15/03 (FGIC
Insured)

Wilkens Area Ind. Dev. Auth.      Aaa        3,735                                3,687
Rev. Rfdg. (Fairview
Extended Care Proj.) Series
B, 4.55% 1/1/21 (MBIA
Insured), LOC BankBoston NA

                                                                                  41,335

PUERTO RICO - 0.1%

Puerto Rico Commonwealth Hwy.     Baa1       1,650                                1,379
& Trans. Auth. Trans. Rev.
Series A, 4.75% 7/1/38

SOUTH CAROLINA - 0.7%

South Carolina Ed. Assistance     A          2,000                                2,027
Auth. Rev. Rfdg. (Guaranteed
Student Ln. Prog.) Sub Lien
Series B, 5.7% 9/1/05 (d)

South Carolina Jobs Econ.         Baa1       5,500                                5,574
Dev. Auth. Hosp. Facilities
Rev. (Palmetto Health
Alliance Proj.) Series A,
7.125% 12/15/15

                                                                                  7,601

SOUTH DAKOTA - 0.5%

South Dakota Student Ln.          A+         5,000                                5,176
Fing. Corp.  Student Ln.
Rev. Rfdg. Series A, 6.15%
8/1/03 (Pre-Refunded to
8/1/01 @ 102) (d)(e)

TENNESSEE - 0.5%

Memphis-Shelby County Arpt.
Auth. Arpt. Rev. Rfdg.
Series A:

5.5% 2/15/03 (MBIA Insured)       Aaa        2,405                                2,436
(d)

6% 2/15/06 (MBIA Insured) (d)     Aaa        2,000                                2,084

Shelby County Gen. Oblig.         Aa3        2,200                                1,192
(Cap. Appreciation) Series
A, 0% 5/1/11 (Pre-Refunded
to 5/1/05 @ 69.561) (e)

                                                                                  5,712

TEXAS - 17.1%

Alief Independent School
District:

7% 2/15/03                        Aaa        1,125                                1,185

7% 2/15/04                        Aaa        1,125                                1,203

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Allen Independent School          Aaa       $ 1,370                              $ 1,026
District Rfdg.  (Cap.
Appreciation) 0% 2/15/06

Arlington Independent School
District:

Rfdg. 5.25% 2/15/15               Aaa        2,795                                2,725

Rfdg. & Impt. (Cap.               Aaa        1,570                                1,112
Appreciation) 0% 2/15/07

Austin Combined Util. Sys.        Aaa        14,810                               13,524
Rev. Rfdg.  (Cap.
Appreciation) Series A, 0%
5/15/02 (MBIA Insured)

Austin Independent School         Aaa        1,070                                1,096
District Rfdg.  5.7% 8/1/11

Brazos Higher Ed. Auth., Inc.
Student Ln. Rev. Rfdg.
Series C1:

5.6% 6/1/03 (d)                   Aaa        6,515                                6,593

5.7% 6/1/04 (d)                   Aaa        2,410                                2,452

Brazosport Independent School     Aaa        1,290                                1,293
District  (School House
Proj.) 5.4% 2/15/13

Cedar Hill Independent School
District Rfdg. (Cap.
Appreciation):

0% 8/15/05                        Aaa        2,830                                2,179

0% 8/15/07                        Aaa        1,465                                1,004

Conroe Independent School         Aaa        500                                  354
District Rfdg.  (Cap.
Appreciation) Series B, 0%
2/15/07

Dallas County Gen. Oblig.
Rfdg. (Cap. Appreciation)
Series A:

0% 8/15/05                        Aaa        7,125                                5,486

0% 8/15/06                        Aaa        6,700                                4,888

0% 8/15/07                        Aaa        3,605                                2,488

Fort Worth Ind. School            Aaa        4,615                                4,502
District Rfdg. & Impt.  5%
2/15/12

Garland Independent School        Aaa        3,505                                2,863
District Series A, 4% 2/15/17

Harris County Gen. Oblig.:

(Cap. Appreciation) (Toll
Road Proj.):

Series A, 0% 8/15/18 (AMBAC       Aaa        7,500                                2,483
Insured) (Pre-Refunded to
8/15/09 @ 53.836) (e)

Sub Lien Series A, 0% 8/15/02     Aaa        3,045                                2,745
 (MBIA Insured)

Rfdg. (Cap. Appreciation)
(Toll Road Proj.)  Sub Lien:

0% 8/1/02                         Aa1        8,485                                7,664

0% 8/1/03                         Aa1        12,570                               10,776

0% 8/1/05                         Aa1        16,275                               12,525

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Harris County Gen. Oblig.: -
continued

Rfdg. (Cap. Appreciation)
(Toll Road Proj.)  Sub Lien:
- continued

0% 8/1/06                         Aa1       $ 13,000                             $ 9,487

0% 10/1/14 (MBIA Insured)         Aaa        8,530                                3,811

Houston Arpt. Facilities Sys.     Aaa        3,300                                3,262
Rev. (Automated People Mover
Proj.) Series A, 5.375%
7/15/11 (FSA Insured) (d)

Houston Independent School        Aaa        13,740                               7,544
District Rfdg.  (Cap.
Appreciation) Series A, 0%
8/15/11

Houston Wtr. & Swr. Sys. Rev.
Rfdg. (Cap. Appreciation)
Jr. Lien Series C:

0% 12/1/10 (AMBAC Insured)        Aaa        2,600                                1,490

0% 12/1/11 (AMBAC Insured)        Aaa        2,750                                1,486

Humble Independent School         Aaa        820                                  922
District 8% 2/15/05

Katy Independent School           Aaa        2,550                                1,806
District Rfdg.  (Cap.
Appreciation) Series A, 0%
2/15/07

Keller Independent School         Aaa        1,590                                818
District Rfdg.  (Cap.
Appreciation) Series A, 0%
8/15/12

Lamar Consolidated                Aaa        3,750                                3,677
Independent School District
Rfdg. 5.25% 2/15/14

Laredo Gen. Oblig. Rfdg.:

5.125% 8/15/11 (FGIC Insured)     Aaa        2,225                                2,206

5.25% 2/15/13 (FGIC Insured)      Aaa        1,335                                1,322

Leander Independent School
District:

7.5% 8/15/04                      Aaa        500                                  548

7.5% 8/15/05                      Aaa        600                                  668

7.5% 8/15/06                      Aaa        800                                  905

7.5% 8/15/07                      Aaa        800                                  918

Lewisville Independent School     Aaa        5,000                                3,240
District Rfdg.  (Cap.
Appreciation) 0% 8/15/08

Lower Colorado River Auth.        Aaa        615                                  391
Tax Rev. Rfdg.  (Cap.
Appreciation) 0% 1/1/09
(MBIA Insured) (Escrowed to
Maturity) (e)

Mesquite Independent School       Aaa        1,500                                1,516
District Rfdg. 5.375% 8/15/11

Midlothian Independent School     Aaa        1,905                                1,426
District Rfdg. (Cap.
Appreciation) 0% 2/15/06

Northside Independent School
District Rfdg. (Cap.
Appreciation):

0% 2/15/02                        Aaa        1,000                                924

0% 2/1/05                         Aaa        6,155                                4,871

Round Rock Independent School
District:

Rfdg. (Cap. Appreciation) 0%      Aaa        7,645                                5,415
2/15/07

Series B, 7% 8/1/03               Aaa        1,325                                1,407

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

San Antonio Elec. & Gas Rev.      Aa1       $ 5,655                              $ 5,733
5.75% 2/1/11

San Antonio Gen. Oblig.:

Rfdg. 5.5% 8/1/04                 Aa2        2,745                                2,816

Series 2000:

5% 2/1/13                         Aa2        1,535                                1,475

5% 2/1/14                         Aa2        2,250                                2,145

San Antonio Independent           Aaa        2,000                                2,078
School District  5.75%
8/15/11

Socorro Independent School        Aaa        3,000                                2,431
District Rfdg.  (Cap.
Appreciation) 0% 9/1/04

Spring Independent School         Aaa        5,900                                4,179
District Rfdg.  (Cap.
Appreciation) 0% 2/15/07

Texas Gen. Oblig.:

(College Student Ln. Prog.)       Aa1        2,350                                2,387
5.8% 8/1/05 (d)

(Pub. Fin. Auth. Proj.)           Aa1        3,375                                3,228
Series A, 5% 10/1/14

Travis County Health              Aaa        4,000                                4,118
Facilities Dev. Corp. Rev.
(Ascension Health Ctr.
Prog.) Series A, 6.25%
11/15/19 (MBIA Insured)

Yselta Independent School         Aaa        1,100                                604
District Rfdg.  (Cap.
Appreciation) 0% 8/15/11

                                                                                  183,420

UTAH - 3.0%

Intermountain Pwr. Agcy. Pwr.
Supply Rev. Rfdg.:

Series A:

5.25% 7/1/12 (MBIA Insured)       Aaa        2,605                                2,588

6.5% 7/1/10 (AMBAC Insured)       Aaa        1,000                                1,101

Series B, 5.75% 7/1/16 (MBIA      Aaa        1,000                                1,010
Insured)

Series G, 10.125% 7/1/12          Aaa        17,000                               19,197
(Pre-Refunded to 1/1/03 @
101) (e)

Jordan School District 7.625%     Aa3        1,000                                1,098
6/15/04

Salt Lake County Wtr.             Aaa        3,500                                2,534
Conservancy District Rev.
Rfdg. (Cap. Appreciation)
Series A, 0% 10/1/06 (AMBAC
Insured)

Utah Board of Regents Student     Aaa        4,900                                4,942
Ln. Rev. Series A, 7.6%
11/1/00 (AMBAC Insured)

                                                                                  32,470

VIRGINIA - 1.1%

Arlington County Ind. Dev.        Aaa        2,965                                2,978
Auth. Resource Recovery Rev.
(Alexandria/Arlington  Waste
Proj.) Series B, 5.375%
1/1/11  (FSA Insured) (d)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

VIRGINIA - CONTINUED

Chesapeake Gen. Oblig. Pub.       Aa3       $ 2,400                              $ 2,509
Impt. 6% 5/1/11 (MBIA
Insured)

Pocahontas Parkway Assoc.         Baa3       4,500                                3,899
Toll Road Rev. Sr. Series A,
5% 8/15/11

Virginia Hsg. Dev. Auth.
Multi-family Hsg. Rev.
Series I:

5.75% 5/1/07 (d)                  Aa1        1,380                                1,403

5.85% 5/1/08 (d)                  Aa1        1,370                                1,393

                                                                                  12,182

WASHINGTON - 7.6%

Cowlitz County Gen. Oblig.        Aaa        2,565                                2,616
5.5% 11/1/11  (FSA Insured)

Grant County Pub. Util.           Aaa        1,235                                1,194
District #2 Wanapum Hydro
Elec. Rev. Rfdg. Second
Series B, 5.25% 1/1/14 (MBIA
Insured) (d)

King County Gen. Oblig.
Series B:

5.75% 12/1/11                     Aa1        6,000                                6,226

5.85% 12/1/13                     Aa1        13,480                               13,905

Washington Ctfs. of Prtn.         Aaa        2,500                                2,460
Rfdg. (Convention & Trade
Ctr. Proj.) 5% 7/1/10 (MBIA
Insured)

Washington Gen. Oblig.            Aaa        2,025                                1,048
(Convention & Trade Ctr.
Proj.) Series AT5, 0% 8/1/12
(MBIA Insured)

Washington Health Care            Aaa        3,000                                3,024
Facilities Auth. Rev. Rfdg.
(Swedish Health Svcs. Proj.)
5.5% 11/15/12 (AMBAC Insured)

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #2 Rev.
Rfdg. Series A:

5% 7/1/09 (MBIA Insured)          Aaa        5,000                                4,926

5% 7/1/12 (FSA Insured)           Aaa        3,500                                3,364

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #3 Rev.:

Rfdg. Series C, 7.5% 7/1/08       Aaa        6,940                                7,988
(MBIA Insured)

Rfdg. (Cap. Appreciation)
Series B:

0% 7/1/04 (MBIA Insured)          Aaa        5,450                                4,436

0% 7/1/05 (MBIA Insured)          Aaa        10,000                               7,703

0% 7/1/07                         Aa1        15,130                               10,423

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WASHINGTON - CONTINUED

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #3 Rev.:
- continued

Rfdg. (Cap. Appreciation)
Series B: - continued

0% 7/1/10                         Aa1       $ 18,250                             $ 10,572

0% 7/1/12 (MBIA Insured)          Aaa        4,000                                2,044

                                                                                  81,929

TOTAL MUNICIPAL BONDS                                                             1,047,728
(Cost $1,037,129)


CASH EQUIVALENTS - 1.8%

                                             SHARES

Municipal Central Cash Fund,                 18,924,045                           18,924
4.65% (b)(c) (Cost $18,924)

TOTAL INVESTMENT PORTFOLIO -                                                      1,066,652
99.2%
(Cost $1,056,053)

NET OTHER ASSETS - 0.8%                                                           8,668

NET ASSETS - 100%                                                               $ 1,075,320

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        79.7%      AAA, AA, A    79.7%

Baa               9.3%       BBB           6.8%

Ba                1.4%       BB            1.2%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.8%.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:

General Obligations           34.3%

Electric Utilities            13.2

Transportation                11.5

Health Care                   11.5

Special Tax                    7.4

Education                      6.8

Escrowed/Pre-Refunded          6.1

Others* (individually less     9.2
than 5%)

                             100.0%

* Includes short-term investments and net other assets.

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,056,053,000. Net unrealized appreciation aggregated $10,599,000, of which $20,975,000 related to appreciated investment securities and $10,376,000 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $7,029,000 of which $591,000, $5,298,000 and $1,140,000 will expire on December 31, 2002, 2003 and 2007, respectively. Of the loss carryforwards expiring in December 31, 2003, $4,595,000 was acquired in the merger and are available to offset future capital gains of the fund to the extent by regulations.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)
                           JUNE 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 1,066,652
value (cost $1,056,053) -
See accompanying schedule

Receivable for investments                1,783
sold

Receivable for fund shares                961
sold

Interest receivable                       14,773

 TOTAL ASSETS                             1,084,169

LIABILITIES

Payable for investments         $ 6,255
purchased

Payable for fund shares          925
redeemed

Distributions payable            1,218

Accrued management fee           328

Other payables and accrued       123
expenses

 TOTAL LIABILITIES                        8,849

NET ASSETS                               $ 1,075,320

Net Assets consist of:

Paid in capital                          $ 1,076,144

Undistributed net interest                1,465
income

Accumulated undistributed net             (12,888)
realized  gain (loss) on
investments

Net unrealized appreciation               10,599
(depreciation) on investments

NET ASSETS, for 113,299                  $ 1,075,320
shares outstanding

NET ASSET VALUE, offering                 $9.49
price and redemption price
per share ($1,075,320
(divided by) 113,299 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS   SIX
                       MONTHS ENDED JUNE 30, 2000
                                      (UNAUDITED)

INTEREST INCOME                          $ 29,355

EXPENSES

Management fee                 $ 1,993

Transfer agent fees             430

Accounting fees and expenses    130

Non-interested trustees'        2
compensation

Custodian fees and expenses     11

Registration fees               50

Audit                           21

Legal                           7

Miscellaneous                   15

 Total expenses before          2,659
reductions

 Expense reductions             (3)       2,656

NET INTEREST INCOME                       26,699

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities          (2,358)

 Futures contracts              (172)     (2,530)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities          10,552

 Futures contracts              18        10,570

NET GAIN (LOSS)                           8,040

NET INCREASE (DECREASE) IN               $ 34,739
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 26,699                   $ 54,544

 Net realized gain (loss)         (2,530)                    (833)

 Change in net unrealized         10,570                     (66,550)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       34,739                     (12,839)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (26,244)                   (55,257)
From net interest income

 In excess of net realized        -                          (352)
gain

 TOTAL DISTRIBUTIONS              (26,244)                   (55,609)

Share transactions Net            162,178                    300,088
proceeds from sales of shares

 Reinvestment of distributions    18,548                     40,803

 Cost of shares redeemed          (176,752)                  (363,605)

 NET INCREASE (DECREASE) IN       3,974                      (22,714)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       12,469                     (91,162)
IN NET ASSETS

NET ASSETS

 Beginning of period              1,062,851                  1,154,013

 End of period (including        $ 1,075,320                $ 1,062,851
undistributed net interest
income of $1,465 and $994,
respectively)

OTHER INFORMATION
Shares

 Sold                             17,232                     30,628

 Issued in reinvestment of        1,972                      4,202
distributions

 Redeemed                         (18,810)                   (37,502)

 Net increase (decrease)          394                        (2,672)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED JUNE 30, 2000  YEARS ENDED DECEMBER 31,

                               (UNAUDITED)                     1999                     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 9.410                         $ 9.980                  $ 9.940  $ 9.700  $ 9.800  $ 8.990
period

Income from interest            .239 C                          .460 C                   .474     .485     .488     .497
Operations Net interest
income

Net realized  and unrealized    .077                            (.561)                   .097     .290     (.069)   .810
gain (loss)

Total from investment           .316                            (.101)                   .571     .775     .419     1.307
operations

Less Distributions

From net  interest income       (.236)                          (.466)                   (.474)   (.485)   (.488)   (.497)

From net  realized gain         -                               -                        (.057)   (.050)   (.031)   -

In excess of net  realized      -                               (.003)                   -        -        -        -
gain

Total distributions             (.236)                          (.469)                   (.531)   (.535)   (.519)   (.497)

Net asset value,  end of       $ 9.490                         $ 9.410                  $ 9.980  $ 9.940  $ 9.700  $ 9.800
period

TOTAL RETURN B                  3.40%                           (1.06)%                  5.89%    8.23%    4.43%    14.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 1,075                         $ 1,063                  $ 1,154  $ 915    $ 904    $ 943
millions)

Ratio of expenses to average    .51% A                          .48%                     .50%     .55%     .56%     .57%
net assets

Ratio of net interest income    5.12% A                         4.72%                    4.58%    4.97%    5.06%    5.25%
to average net assets

Portfolio turnover rate         17% A                           21%                      18%      22%      27%      31%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards, losses deferred due to futures transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Undistributed net interest income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $88,597,000 and $112,190,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $0 and $5,702,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee computed daily and paid monthly, based on the fund's gross income at the rate of 5% of the gross income and .10% of average net assets. Gross income includes interest accrued less amortization of premium excluding accretion of discount. For the period, the management fee was equivalent to an annualized rate of .38% of average net asset.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

5. EXPENSE REDUCTIONS.

Through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $3,000 under this arrangement.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investments Money
Management, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Dwight D. Churchill, Vice President
Boyce I. Greer, Vice President
Norman U. Lind, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson
Marie L. Knowles

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

LIM-SANN-0800  108548
1.706327.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Citibank, N.A.
New York, NY
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Citibank, N.A.
New York, NY

FIDELITY'S MUNICIPAL BOND FUNDS
Spartan(registered trademark) Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
INTERNATIONAL BOND
FUND

SEMIANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The managers' review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  20  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 24  Notes to the financial
                          statements.



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTERNATIONAL BOND  A  -0.67%         3.35%        9.83%         51.03%

SB Non-US Dollar World Govt     -1.95%         2.41%        8.81%         124.24%
Bond

International Income Funds      -0.85%         0.45%        22.27%        78.02%
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers Non-U.S. Dollar World Government Bond Index - a market value-weighted index that is designed to represent the performance of 16 world Government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of at least one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the international income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 58 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTERNATIONAL BOND  A  3.35%        1.89%         4.21%

SB Non-US Dollar World Govt     2.41%        1.70%         8.41%
Bond

International Income Funds      0.45%        3.89%         5.86%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

A PRIOR TO FEBRUARY 27, 1998, INTERNATIONAL BOND OPERATED UNDER
CERTAIN DIFFERENT INVESTMENT POLICIES. ACCORDINGLY, THE FUND'S
HISTORICAL PERFORMANCE MAY NOT REPRESENT ITS CURRENT INVESTMENT
POLICIES.

$10,000 OVER 10 YEARS
             International Bond          SB Non-US World Govt Bond
             00451                       SB023
  1990/06/30      10000.00                    10000.00
  1990/07/31      10349.96                    10492.45
  1990/08/31      10288.71                    10482.29
  1990/09/30      10419.95                    10605.83
  1990/10/31      10664.92                    11366.08
  1990/11/30      10778.65                    11504.42
  1990/12/31      10883.86                    11556.04
  1991/01/31      11122.96                    12001.95
  1991/02/28      11228.16                    11966.41
  1991/03/31      11075.14                    11065.28
  1991/04/30      11228.16                    11274.27
  1991/05/31      11362.06                    11208.28
  1991/06/30      11228.16                    10983.63
  1991/07/31      11343.08                    11316.16
  1991/08/31      11449.90                    11504.42
  1991/09/30      11712.51                    12156.37
  1991/10/31      11871.06                    12312.90
  1991/11/30      11811.60                    12568.01
  1991/12/31      12273.90                    13430.22
  1992/01/31      12150.13                    13167.91
  1992/02/29      12201.70                    12972.88
  1992/03/31      12181.21                    12780.39
  1992/04/30      12346.80                    12870.92
  1992/05/31      12574.49                    13436.56
  1992/06/30      12730.38                    13980.62
  1992/07/31      12921.15                    14285.65
  1992/08/31      13109.12                    14917.71
  1992/09/30      12926.64                    15013.75
  1992/10/31      12842.61                    14471.80
  1992/11/30      12649.80                    14100.35
  1992/12/31      12813.58                    14070.74
  1993/01/31      12961.61                    14262.81
  1993/02/28      13161.21                    14546.26
  1993/03/31      13451.14                    14907.56
  1993/04/30      13579.06                    15355.16
  1993/05/31      13828.66                    15634.81
  1993/06/30      14106.29                    15342.05
  1993/07/31      14320.95                    15353.05
  1993/08/31      14682.73                    15899.65
  1993/09/30      14766.41                    16168.30
  1993/10/31      15148.92                    16094.26
  1993/11/30      15100.69                    16020.22
  1993/12/31      15620.59                    16198.33
  1994/01/31      15791.14                    16268.56
  1994/02/28      14931.41                    16314.25
  1994/03/31      13856.41                    16513.09
  1994/04/30      13583.54                    16620.55
  1994/05/31      13659.30                    16397.17
  1994/06/30      13070.80                    16794.01
  1994/07/31      13308.77                    16837.16
  1994/08/31      13474.08                    16739.86
  1994/09/30      13474.77                    17071.54
  1994/10/31      13536.17                    17511.53
  1994/11/30      13592.17                    17159.54
  1994/12/31      13072.64                    17168.85
  1995/01/31      12958.54                    17542.84
  1995/02/28      12921.93                    18039.94
  1995/03/31      13006.23                    19647.59
  1995/04/30      13225.55                    20068.11
  1995/05/31      13624.40                    20506.41
  1995/06/30      13752.04                    20608.37
  1995/07/31      13726.52                    20717.52
  1995/08/31      13302.54                    19532.94
  1995/09/30      13532.57                    20107.88
  1995/10/31      13698.56                    20172.19
  1995/11/30      13791.19                    20348.61
  1995/12/31      13942.77                    20525.45
  1996/01/31      13769.94                    20070.65
  1996/02/29      13776.00                    20128.19
  1996/03/31      13748.88                    20177.69
  1996/04/30      13699.72                    20136.23
  1996/05/31      13709.05                    20145.53
  1996/06/30      13787.80                    20258.49
  1996/07/31      14027.45                    20818.21
  1996/08/31      14051.09                    20957.82
  1996/09/30      14117.02                    20918.48
  1996/10/31      14327.10                    21271.31
  1996/11/30      14535.76                    21515.00
  1996/12/31      14409.62                    21362.69
  1997/01/31      13984.24                    20494.56
  1997/02/28      13892.46                    20256.38
  1997/03/31      13750.92                    20127.34
  1997/04/30      13647.32                    19718.66
  1997/05/31      14015.03                    20444.22
  1997/06/30      14154.00                    20695.94
  1997/07/31      14020.11                    20155.69
  1997/08/31      13974.74                    20246.65
  1997/09/30      14310.45                    20739.52
  1997/10/31      14526.34                    21204.47
  1997/11/30      14310.55                    20660.83
  1997/12/31      14234.94                    20452.26
  1998/01/31      14359.95                    20590.60
  1998/02/28      14477.95                    20879.98
  1998/03/31      14463.88                    20536.45
  1998/04/30      14658.09                    20988.28
  1998/05/31      14490.68                    20954.01
  1998/06/30      14353.18                    20878.71
  1998/07/31      14409.29                    20903.67
  1998/08/31      13578.17                    21476.50
  1998/09/30      14398.02                    22885.31
  1998/10/31      14785.66                    23918.01
  1998/11/30      14894.24                    23430.64
  1998/12/31      15135.95                    24090.62
  1999/01/31      14962.43                    23712.82
  1999/02/28      14626.94                    22881.08
  1999/03/31      14786.12                    22925.08
  1999/04/30      15124.22                    22890.38
  1999/05/31      14684.96                    22508.78
  1999/06/30      14614.44                    21895.76
  1999/07/31      14733.05                    22664.89
  1999/08/31      14771.54                    22810.00
  1999/09/30      15013.38                    23235.18
  1999/10/31      15117.34                    23208.95
  1999/11/30      15035.72                    22891.23
  1999/12/31      15205.50                    22868.81
  2000/01/31      14835.24                    22180.06
  2000/02/29      15034.62                    21834.41
  2000/03/31      15308.03                    22603.55
  2000/04/30      14727.61                    21616.53
  2000/05/31      14754.35                    21836.53
  2000/06/30      15103.33                    22424.17
IMATRL PRASUN   SHR__CHT 20000630 20000721 163424 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $15,103 - a 51.03% increase on the initial investment. For comparison, look at how the Salomon Brothers Non-U.S. Dollar World Government Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,424 - a 124.24% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United States.
Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 2000   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share   A       3.49(cents)   20.97(cents)   44.22(cents)

Annualized dividend rate      5.07%         4.98%          5.18%

30-day annualized yield       4.55%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $8.38 over the past one month, $8.45 over the past six months and $8.53 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S
INVESTMENT INCOME AT THE TIME OF DISTRIBUTION. DIVIDENDS OF
APPROXIMATELY 15.8(CENTS) PER SHARE PAID DURING 1999 WERE A
NON-TAXABLE RETURN OF CAPITAL.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

International bond investors faced a
myriad of negative factors throughout
the majority of the six-month period
ending June 30, 2000. Strong global
economic growth and the threat of
rising interest rates, currency
fluctuations and a weakening euro
continued to plague global debt
issues. Additionally, poor liquidity
hampered bond prices in non-U.S.
developed markets, particularly in
the high-yield bond area, which
historically is less sensitive to interest rates and driven more by credit fundamentals. High-yield bonds suffered as a result of declining demand and an increase in the default rate - except for telecommunications issues, which got a boost from the sector's global appeal for wireless communications. Those factors helped drag down the Salomon Brothers
Non-U.S. World Government Bond
Index, which returned -1.95%. On the
bright side, a number of favorable
factors propelled demand for
emerging-market bonds, which was
reflected in the 6.95% return of the J.P.
Morgan Emerging Markets Bond
Index Global - a popular
benchmark of emerging-market
debt. Credit momentum, which was
driven by improving fundamentals -
such as the Russian government's
Soviet-era debt restructuring and new
political leadership - fostered the rally in emerging-market bonds. Elsewhere,
Brazil's better-than-expected economic
growth fueled a sharp increase in
foreign direct investment. As large
commodity suppliers,
emerging-market countries also
benefited from a sharp increase in
oil prices.

(photograph of Ian Spreadbury)
(photograph of John Carlson)

The following is an interview with John Carlson (lower right), Lead Portfolio Manager of Fidelity International Bond Fund, and Ian
Spreadbury (top left), manager of the fund's investment-grade developed market investments. John Carlson also manages the emerging-markets portion of the fund.

Q. HOW DID THE FUND PERFORM, JOHN?

J.C. For the six months ending June 30, 2000, the fund returned -0.67%. Over the same period, the Salomon Brothers Non-U.S. Dollar World Government Bond Index, returned -1.95%. The international income funds average, as tracked by Lipper Inc., returned -0.85%. For the 12 month period ending June 30, 2000, the fund posted a gain of 3.35%, while the Salomon Brothers index returned 2.41%, and the Lipper average returned 0.45%.

Q. JOHN, HOW DID THE FUND SURPASS ITS BENCHMARKS?

J.C. Both subportfolios that make up the fund, emerging markets and non-U.S. developed country debt, outperformed their respective benchmarks. As we discuss in this report, country and security selection within the subportfolios led to this achievement.

Q. WHAT EVENTS AFFECTED THE EMERGING-MARKET DEBT SECTOR DURING THE FIRST HALF OF 2000?

J.C. The year started off with one of the most important events - the resignation of Russian President Boris Yeltsin on New Year's Eve. Vladimir Putin, who acted as president until he was formally elected in March, enacted a number of reforms to enhance governability and the rule of law, which increased local and foreign investor confidence and drove asset prices upwards. The Russian government completed a restructuring of Soviet-era debt with private investors, which also was positively received. Additionally, Russia's performance was helped by the continued firmness in oil prices, providing an enormous boost to the country's external accounts. Mexico's story in the first half of this year is also noteworthy. Recognizing the country's strong fiscal discipline, reduced risk from the banking sector and increased integration into the world economy, Moody's Investors Service raised its rating to investment-grade level. In addition, with elections slated for the first week in July, President Ernesto Zedillo worked diligently to avoid the election-related problems of the past. Finally, with respect to the overall market, many countries have taken advantage of ongoing strength in commodity prices - particularly oil - and the opportunities presented by continued growth in the U.S.

Q. IAN, WHAT WERE SOME OF THE FACTORS THAT INFLUENCED YOUR MARKET?

I.S. The key factor was monetary tightening in both the United Kingdom and Euroland - the euro market countries. The Bank of England and the European Central Bank increased interest rates in an effort to slow their respective economies. Corporate credit markets continued to underperform, driven by a number of factors including an increasing level of corporate supply, reduced levels of government supply and equity volatility. In Japan the economy showed some signs of recovery, as the government maintained its zero percent interest-rate policy in an attempt to encourage growth.

Q. WHAT WERE SOME OF THE STRATEGIES YOU EMPLOYED?

I.S. In the euro market, as well as in the U.K., I reduced the subportfolio's credit exposure and increased its holdings in government issues, since the outlook for the credit sector remained uncertain. In the euro market, I added value by utilizing a barbell approach in anticipation of an inversion in the yield curve and rising rates - meaning the subportfolio's holdings were underweighted at the shorter durations, while overweighted in cash and 10-year duration bonds. The strategy was profitable and I moved the holdings back to a neutral position. And finally, in Japan the subportfolio maintained a short-duration position relative to the benchmark since interest rates remained very low both at the short-end and long-end of the yield curve.

Q. WHAT IS YOUR PLAN FOR THE CREDIT MARKET?

I.S. In the near term, I plan to maintain a relatively low exposure to the credit market. Once we have further evidence of an economic slowdown and it becomes clearer that interest rates are near their peak levels, then credit as an asset class will be more attractive. At that point, I will look to increase the subportfolio's exposure. In absolute terms, I will try to add value through active security selection within the government and credit sectors.

Q. JOHN, AS LEAD PORTFOLIO MANAGER, WHAT'S YOUR OUTLOOK FOR THE FUND?

J.C. I see continued demand for credit product in emerging markets, given current low yields and lack of supply at the long end of the yield curve. Since I expect that fundamentals will drive the performance of credits in both developed and emerging markets, we will continue to focus Fidelity's research strength on selecting credits and securities that can enable the fund to continue outperforming.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high total investment
return

FUND NUMBER: 451

TRADING SYMBOL: FGBDX

START DATE: December 30,
1986

SIZE: as of June 30, 2000,
more than $62 million

MANAGERS: John Carlson,
lead and emerging-markets
manager, since 1998; Ian
Spreadbury, foreign
developed-market securities,
since 1996

JOHN CARLSON DISCUSSES
EMERGING MARKETS - FIVE
YEARS LATER:

"This year marks my fifth
anniversary managing Fidelity's
emerging-market debt funds and
funds holding positions in emerging
markets. Over the past five years,
the emerging-market debt
marketplace has evolved positively,
becoming more efficient, deeper
and broader.

"When I began managing these
funds, a common benchmark
index for emerging markets was the
J.P. Morgan Emerging Markets Bond
Index, which included nine
countries, was 88% invested in Latin
America and contained no
investment-grade securities. The
current index used as the
benchmark is the J.P. Morgan
Emerging Markets Bond Index
Global. As the marketplace has
evolved, the index also changed to
reflect greater diversification, and
today the index includes 27
countries, 65% exposure to Latin
America and 30% in
investment-grade securities. In
addition, the new index allows a
greater number of securities to be
held and has a much larger market
capitalization - $190 billion as of
June 30, 2000, compared to $66
billion as of June 30, 1995.

"The changes in the marketplace
and index complement our portfolio
management style. We have
always looked for undervalued,
out-of-index countries and
securities in an effort to enhance
performance and achieve better
diversification for the portfolios we
manage. I remain optimistic about
emerging-market debt and look
forward to continued growth and
development in this marketplace."


INVESTMENT CHANGES





TOP FIVE COUNTRIES AS OF JUNE
30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Germany                         22.2                     16.1

Canada                          12.7                     12.9

United Kingdom                  12.0                     13.3

France                          9.4                      7.5

United States of America        6.3                      3.1


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE. TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY, INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT RISK.

TOP FIVE HOLDINGS AS OF JUNE
30, 2000

(BY ISSUER, EXCLUDING CASH     % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
EQUIVALENTS)                                            MONTHS AGO

Germany Federal Republic        18.9                     10.1

French Government               9.4                      2.7

United Kingdom, Great Britain   7.8                      5.9
&  Northern Ireland

Canadian Government             5.7                      5.2

Ontario Province                4.8                      5.7

                                46.6                     29.6



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000                                             AS OF DECEMBER 31, 1999

Corporate Bonds                  19.0%                          Corporate Bonds                    25.4%

Government  Obligations          67.5%                          Government  Obligations            57.5%

Supranational Obligations         5.9%                          Supranational Obligations           8.2%

Stocks                            0.0%                          Stocks                              0.3%

Other Investments                 1.8%                          Other Investments                   0.7%

Short-Term  Investments and                                     Short-Term  Investments and
Net Other Assets                  5.8%                          Net Other Assets                    7.9%

Row: 1, Col: 1, Value: 19.0                                     Row: 1, Col: 1, Value: 25.4
Row: 1, Col: 2, Value: 0.0                                      Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 67.5                                     Row: 1, Col: 3, Value: 57.5
Row: 1, Col: 4, Value: 5.9                                      Row: 1, Col: 4, Value: 8.199999999999999
Row: 1, Col: 5, Value: 0.0                                      Row: 1, Col: 5, Value: 0.3
Row: 1, Col: 6, Value: 1.8                                      Row: 1, Col: 6, Value: 0.7000000000000001
Row: 1, Col: 7, Value: 0.0                                      Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.8                                      Row: 1, Col: 8, Value: 7.9




INVESTMENTS JUNE 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



NONCONVERTIBLE BONDS - 19.0%

MOODY'S RATINGS (UNAUDITED) (A)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

BRAZIL - 1.0%

Banco Nacional de
Desenvolvimento Economico e
Social:

12.554% 6/16/08 (g)               B2          $ 444,000                          $ 415,695

12.554% 6/16/08 (f)(g)            B2           220,000                            205,975

                                                                                  621,670

CANADA - 2.2%

Canada Trustco Mortgage Corp.     -      CAD   2,000,000                          1,347,964
5.2%  9/13/00

COLOMBIA - 0.1%

Comunicacion Celular SA 0%        B3           30,000                             22,200
3/1/05 (d)(f)

Occidente Y Caribe Celular SA     B3           60,000                             42,000
0%  3/15/04 (d)

                                                                                  64,200

GERMANY - 3.3%

Depfa Bank AG 4.75% 3/20/03       Aaa    EUR   2,200,000                          2,067,915

INDONESIA - 0.0%

APP International Finance Co.     Caa1         32,000                             22,400
11.75%  10/1/05

MALAYSIA - 0.4%

Petroliam Nasional BHD
(Petronas):

7.125% 10/18/06 (Reg. S)          Baa3         100,000                            94,625

7.625% 10/15/26 (Reg. S)          Baa3         200,000                            171,250

                                                                                  265,875

MAURITIUS - 0.2%

APP International Finance         B3           135,000                            106,650
(Mauritius) Ltd. 0% 7/5/01
(f)

MEXICO - 0.4%

Banco Nacional de Comercio        Baa3         155,000                            165,463
Exterior SNC 11.25% 5/30/06

Petroleos Mexicanos 9.4367%       Baa3         65,000                             65,163
7/15/05  (Reg. S) (g)

                                                                                  230,626

NETHERLANDS - 0.9%

Mannesmann Finance BV euro        A2     EUR   500,000                            418,093
4.75% 5/27/09

Netia Holdings II BV euro         B3     EUR   65,000                             62,627
13.5% 6/15/09

Tjiwi Kimia International         Caa1         75,000                             66,000
Finance Co. 13.25% 8/1/01

                                                                                  546,720

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

NETHERLANDS ANTILLES - 0.0%

Astra Overseas Finance BV         -           $ 51,531                           $ 31,176
6.7775% 6/30/05 (f)(g)

UNITED KINGDOM - 4.2%

Argyll Group PLC euro 8.125%      A-     GBP   250,000                            387,176
10/4/02

Punch Taverns Finance PLC         Baa2   GBP   1,000,000                          1,434,475
euro 7.567% 4/15/26

Tesco PLC euro 8.75% 2/20/03      Aa3    GBP   500,000                            791,571

                                                                                  2,613,222

UNITED STATES OF AMERICA - 6.3%

Ahold Finance USA, Inc. euro      A3     EUR   1,000,000                          962,168
6.375%  6/8/05

Ford Motor Credit Co. euro        A1     JPY   120,000,000                        1,122,443
1.2% 2/7/05

General Motors Corp. euro         A2     JPY   150,000,000                        1,407,857
1.25% 12/20/04

KFW International Finance,        Aaa    GBP   250,000                            395,823
Inc. euro  10.625% 9/3/01

                                                                                  3,888,291

TOTAL NONCONVERTIBLE BONDS                                                        11,806,709
(Cost $12,671,251)

GOVERNMENT OBLIGATIONS (H) -
67.5%



ARGENTINA - 3.3%

Argentinian Republic:

BOCON 2.8068% 4/1/07 (g)          B1     ARS   597,859                            414,325

Brady:

discount 7.875% 3/31/23 (g)       B1           195,000                            157,463

floating rate bond 7.375%         B1           349,600                            319,185
3/31/05 (g)

par L-GP 6% 3/31/23               B1           550,000                            365,750

9.75% 9/19/27                     B1           203,000                            158,086

11.375% 3/15/10                   B1           85,000                             77,138

11.75% 2/12/07                    B1     ARS   140,000                            115,915

11.75% 4/7/09                     B1           286,000                            266,695

11.75% 6/15/15                    B1           70,000                             63,525

12% 2/1/20                        B1           50,000                             46,313

12.125% 2/25/19                   B1           48,000                             45,120

                                                                                  2,029,515

BRAZIL - 3.8%

Brazilian Federative Rep.:

euro 11.625% 4/15/04              B2           210,000                            211,575

GOVERNMENT OBLIGATIONS (H) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

BRAZIL - CONTINUED

Brazilian Federative Rep.: -
continued

Brady:

capitalization bond 8% 4/15/14    B2          $ 605,854                          $ 446,438

debt conversion bond 7.4375%      B2           724,000                            533,950
4/15/12 (g)

discount euro 7.375% 4/15/24      B2           90,000                             71,213
(g)

new money bond L, 7.4375%         B2           146,000                            122,458
4/15/09 (Bearer) (g)

7.375% 4/15/06 (g)                B2           241,800                            220,340

10.125% 5/15/27                   B2           243,000                            191,666

12.25% 3/6/30                     B2           106,000                            97,520

12.75% 1/15/20                    B2           105,000                            100,406

14.5% 10/15/09                    B2           344,000                            368,080

                                                                                  2,363,646

BULGARIA - 0.4%

Bulgarian Republic Brady:

discount A 7.0625% 7/28/24 (g)    B2           80,000                             63,300

FLIRB A 2.75% 7/28/12 (g)         B2           150,000                            110,438

interest arrears bond 7.0625%     B2           84,000                             66,675
 7/28/11 (g)

                                                                                  240,413

CANADA - 10.5%

Canadian Government:

7% 12/1/06                        Aa1    CAD   700,000                            498,487

9% 6/1/25                         Aa1    CAD   2,650,000                          2,511,495

10% 5/1/02                        Aa1    CAD   750,000                            540,907

Ontario Province 9% 9/15/04       Aa3    CAD   4,000,000                          2,978,426

                                                                                  6,529,315

COLOMBIA - 0.5%

Colombian Republic:

7.625% 2/15/07                    Ba2          60,000                             43,500

8.375% 2/15/27                    Ba2          65,000                             41,438

8.625% 4/1/08                     Ba2          40,000                             29,600

9.75% 4/23/09                     Ba2          40,000                             31,100

10.875% 3/9/04                    Ba2          35,000                             32,725

11.75% 2/25/20                    Ba2          150,000                            123,000

                                                                                  301,363

CROATIA - 0.2%

Croatia Republic 7.0325%          Baa3         93,035                             88,151
7/31/06 (g)

GOVERNMENT OBLIGATIONS (H) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

ECUADOR - 0.2%

Ecuador Republic Brady:

discount 7.1875% 2/28/25          Caa2        $ 87,000                           $ 34,148
(b)(g)

par 4% 2/28/25 (b)(e)             Caa2         113,000                            38,420

past due interest 7.1875%         Caa3         206,836                            49,641
2/28/15 (Bearer) (b)(g)

                                                                                  122,209

FRANCE - 9.4%

French Government OAT 9.5%        Aaa    EUR   1,700,000                          1,661,771
1/25/01

French Government OAT 7.25%,      Aaa    EUR   4,000,000                          4,209,200
4/25/06

                                                                                  5,870,971

GERMANY - 18.9%

Germany Federal Republic:

3.75% 1/4/09                      Aaa    EUR   3,100,000                          2,655,015

4.25% 2/18/05                     Aaa    EUR   2,200,000                          2,028,804

4.5% 3/15/02                      Aaa    EUR   3,300,000                          3,124,740

4.5% 7/4/09                       Aaa    EUR   500,000                            451,791

5.625% 1/4/28                     Aaa    EUR   1,400,000                          1,347,683

6.25% 4/26/06                     Aaa    EUR   2,150,000                          2,157,029

                                                                                  11,765,062

ITALY - 4.4%

Italian Republic:

3.5% 6/20/01                      Aa3    JPY   120,000,000                        1,167,629

5.25% 11/1/29                     Aa3    EUR   750,000                            655,006

6% 11/1/07                        Aa3    EUR   900,000                            888,948

                                                                                  2,711,583

IVORY COAST - 0.0%

Ivory Coast Brady FLIRB A         -      FRF   570,000                            12,020
1.9%  3/29/18 (b)(e)

MEXICO - 3.1%

United Mexican States:

Brady:

discount A 7.3125% 12/31/19       Baa3         335,000                            329,138
(g)

par A 6.25% 12/31/19 unit         Baa3         480,000                            400,200

par B 6.25% 12/31/19 unit         Baa3         250,000                            208,438

value recovery rights 6/30/03     -            515,000                            5
 discount A (i)

9.875% 2/1/10                     Baa3         405,000                            422,213

10.375% 2/17/09                   Baa3         140,000                            149,625

GOVERNMENT OBLIGATIONS (H) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

MEXICO - CONTINUED

United Mexican States: -
continued

11.375% 9/15/16                   Baa3        $ 177,000                          $ 202,886

11.5% 5/15/26                     Baa3         173,000                            208,681

                                                                                  1,921,186

NETHERLANDS - 1.4%

Sealed Air Finance euro           Baa3   EUR   1,000,000                          870,994
5.625% 7/19/06

NIGERIA - 0.1%

Central Bank of Nigeria           -            179,755                            78,696
Promissory notes 5.092%
1/5/10

PANAMA - 0.1%

Panamanian Republic 8.25%         Ba1          70,000                             61,950
4/22/08

PERU - 0.1%

Peruvian Republic Brady:

FLIRB 3.75% 3/7/17 (g)            Ba3          56,000                             34,020

past due interest 4.5% 3/7/17     Ba3          74,000                             49,580
(g)

                                                                                  83,600

PHILIPPINES - 0.2%

Philippine Government:

8.875% 4/15/08                    Ba1          80,000                             72,000

9.875% 3/16/10                    Ba1          60,000                             55,200

                                                                                  127,200

RUSSIA - 1.9%

City of St. Petersburg Russia     Caa1         187,000                            158,950
9.5% 6/18/02 (Reg. S)

Russian Federation:

8.75% 7/24/05 (Reg. S)            B3           229,000                            177,761

9.25% 11/27/01                    B3           58,000                             55,390

10% 6/26/07                       B3           217,000                            167,361

11% 7/24/18 (Reg. S)              B3           234,000                            175,208

11.75% 6/10/03 (Reg. S)           B3           156,000                            144,885

12.75% 6/24/28 (Reg. S)           B3           250,000                            215,625

Russian Federation Ministry       Caa3         145,000                            64,525
of Finance 3% 5/14/03

                                                                                  1,159,705

TURKEY - 0.1%

Turkish Republic 11.875%          B1           45,000                             46,800
11/5/04

GOVERNMENT OBLIGATIONS (H) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

UKRAINE - 0.1%

Ukraine Government 11%            -           $ 125,000                          $ 85,625
3/15/07 (Reg. S)

UNITED KINGDOM - 7.8%

United Kingdom, Great Britain
& Northern Ireland:

5% 6/7/04                         Aaa    GBP   300,000                            443,222

7.5% 12/7/06                      Aaa    GBP   950,000                            1,587,571

8% 12/7/15                        Aaa    GBP   460,000                            930,334

8.75% 8/25/17                     Aaa    GBP   350,000                            772,798

9% 10/13/08                       Aaa    GBP   600,000                            1,123,460

                                                                                  4,857,385

VENEZUELA - 1.0%

Venezuelan Republic:

Brady debt conversion bond        B2           535,710                            436,604
7.875% 12/18/07 (g)

9.25% 9/15/27                     B2           300,000                            198,000

                                                                                  634,604

TOTAL GOVERNMENT OBLIGATIONS                                                      41,961,993
(Cost $43,681,534)

SUPRANATIONAL OBLIGATIONS -
5.9%



Inter-American Development        Aaa    JPY   150,000,000                        1,473,257
Bank 6.75% 2/20/01

International Bank for            Aaa    JPY   200,000,000                        2,197,857
Reconstruction & Development
4.75% 12/20/04

TOTAL SUPRANATIONAL OBLIGATIONS                                                   3,671,114
(Cost $3,704,048)

SOVEREIGN LOAN PARTICIPATIONS
- 1.8%



ALGERIA - 0.4%

Algerian Republic loan
participation:

Series 1 - Deutsche Bank          -            80,000                             66,000
6.625%  9/4/06 (g)

Series 1 - Merrill Lynch,         -            100,000                            82,500
Pierce, Fenner & Smith, Inc.
6.625% 9/4/06 (g)

Series 1 - The Chase              -            25,000                             20,625
Manhattan Bank  6.625%
9/4/06 (g)

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

ALGERIA - CONTINUED

Algerian Republic loan
participation: - continued

Series 3 - Merrill Lynch,         -           $ 70,000                           $ 54,075
Pierce, Fenner & Smith, Inc.
7.1875% 3/4/10 (g)

Series 3 - The Chase              -            42,000                             32,445
Manhattan Bank 7.1875%
3/4/10 (g)

                                                                                  255,645

MOROCCO - 0.2%

Moroccan Kingdom loan
participation:

Series A - Deutsche Bank          -            45,000                             40,500
7.75% 1/1/09 (g)

Series A - Morgan Guaranty        -            61,579                             55,421
Trust Co. 7.75% 1/1/09 (g)

Series A - Paribas Capital        -            38,677                             34,809
Markets 7.75% 1/1/09 (g)

                                                                                  130,730

RUSSIA - 1.2%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement:

- Deutsche Bank 7.9375%           -            1,177,000                          360,456
12/15/20 (b)(g)

- Lehman Commercial Paper,        -            35,000                             10,719
Inc. 7.9375% 12/15/20 (b)(g)

- Merrill Lynch, Pierce,          -            70,000                             21,438
Fenner & Smith, Inc. 7.9375%
12/15/20 (b)(g)

- Morgan (J.P.) Securities,       -            205,000                            62,781
Inc. 7.9375% 12/15/20 (b)(g)

- Paribas Capital Markets         -            70,000                             21,438
7.9375% 12/15/20 (b)(g)

- The Chase Manhattan Bank        -            950,000                            290,938
7.9375% 12/15/20 (b)(g)

                                                                                  767,770

TOTAL SOVEREIGN LOAN                                                              1,154,145
PARTICIPATIONS
(Cost $976,875)


CASH EQUIVALENTS - 6.5%

                                                MATURITY AMOUNT                   VALUE (NOTE 1)

Investments in repurchase                      $ 4,066,229                        $ 4,064,000
agreements (U.S. Treasury
Obligations), in a joint
trading account at 6.58%,
dated 6/30/00 due 7/3/00
(Cost $4,064,000)

TOTAL INVESTMENT PORTFOLIO -                                                       62,657,961
100.7%
(Cost $65,097,708)

NET OTHER ASSETS - (0.7)%                                                           (466,321)

NET ASSETS - 100%                                                                $ 62,191,640


SECURITY TYPE ABBREVIATION

FLIRB                       -   Front Loaded Interest
                                Reduction bonds

CURRENCY ABBREVIATIONS

ARS                         -   Argentine peso

CAD                         -   Canadian dollar

EUR                         -   European Monetary Unit

FRF                         -   French franc

GBP                         -   British pound

JPY                         -   Japanese yen

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $366,001 or 0.6% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(i) Quantity represents share amount.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        67.9%      AAA, AA, A    67.3%

Baa               7.7%       BBB           5.1%

Ba                0.9%       BB            6.6%

B                 11.3%      B             6.5%

Caa               0.7%       CCC           1.9%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 4.3%. FMR has determined that unrated debt securities that are lower quality account for 2.2% of the total value of investment in securities.

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $65,270,806. Net unrealized depreciation aggregated $2,612,845, of which $998,474 related to appreciated investment securities and $3,611,319 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $95,170,000 of which $81,207,000, $12,794,000 and
$1,169,000 will expire on December 31, 2002, 2003 and 2007,
respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               JUNE 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                $ 62,657,961
value (including repurchase
agreements of $4,064,000)
(cost $65,097,708) -  See
accompanying schedule

Cash                                         92

Receivable for investments                   166,256
sold

Receivable for fund shares                   59,211
sold

Interest receivable                          1,030,612

 TOTAL ASSETS                                63,914,132

LIABILITIES

Payable for investments        $ 1,566,137
purchased

Payable for fund shares         94,039
redeemed

Accrued management fee          34,613

Other payables and accrued      27,703
expenses

 TOTAL LIABILITIES                           1,722,492

NET ASSETS                                  $ 62,191,640

Net Assets consist of:

Paid in capital                             $ 161,992,156

Distributions in excess of                   (261,665)
net investment income

Accumulated undistributed net                (97,082,682)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (2,456,169)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 7,404,544                   $ 62,191,640
shares outstanding

NET ASSET VALUE, offering                    $8.40
price and redemption price
per share ($62,191,640
(divided by) 7,404,544
shares)

STATEMENT OF OPERATIONS
                                 SIX MONTHS ENDED JUNE 30,
                                          2000 (UNAUDITED)

INVESTMENT INCOME                              $ 2,066,550
Interest

EXPENSES

Management fee                   $ 212,697

Transfer agent fees               84,440

Accounting fees and expenses      30,144

Non-interested trustees'          128
compensation

Custodian fees and expenses       27,401

Registration fees                 13,931

Audit                             27,497

Legal                             1,123

Miscellaneous                     6,045

 Total expenses before            403,406
reductions

 Expense reductions               (1,684)       401,722

NET INVESTMENT INCOME                           1,664,828

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,308,903)

 Foreign currency transactions    (63,201)      (1,372,104)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (785,911)

 Assets and liabilities in        (24,386)      (810,297)
foreign currencies

NET GAIN (LOSS)                                 (2,182,401)

NET INCREASE (DECREASE) IN                     $ (517,573)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,664,828                $ 3,938,505
income

 Net realized gain (loss)         (1,372,104)                (2,736,308)

 Change in net unrealized         (810,297)                  (1,019,421)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (517,573)                  182,776
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,560,499)                (2,543,100)
From net investment income

 Return of capital                -                          (1,244,540)

 TOTAL DISTRIBUTIONS              (1,560,499)                (3,787,640)

Share transactions Net            13,464,697                 31,105,049
proceeds from sales of shares

 Reinvestment of distributions    1,421,579                  3,417,508

 Cost of shares redeemed          (17,718,134)               (37,956,006)

 NET INCREASE (DECREASE) IN       (2,831,858)                (3,433,449)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (4,909,930)                (7,038,313)
IN NET ASSETS

NET ASSETS

 Beginning of period              67,101,570                 74,139,883

 End of period (including        $ 62,191,640               $ 67,101,570
distributions in excess  of
net investment income of
$261,665 and  $365,994,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,585,689                  3,568,744

 Issued in reinvestment of        169,107                    392,499
distributions

 Redeemed                         (2,088,051)                (4,353,266)

 Net increase (decrease)          (333,255)                  (392,023)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED JUNE 30, 2000  YEARS ENDED DECEMBER 31,

                               (UNAUDITED)                     1999               1998      1997      1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 8.670                         $ 9.120            $ 9.090   $ 9.710   $ 9.940    $ 9.880
period

Income from Investment          .224 D                          .501 D             .518 D    .497 D    .550       .745
Operations Net investment
income

Net realized  and unrealized    (.284)                          (.469)             .034      (.621)    (.234)     (.109)
gain (loss)

Total from investment           (.060)                          .032               .552      (.124)    .316       .636
operations

Less Distributions

From net investment income      (.210)                          (.324)             (.172)    (.150)    (.096)     (.516)

Return of capital               -                               (.158)             (.350)    (.346)    (.450)     (.060)

Total distributions             (.210)                          (.482)             (.522)    (.496)    (.546)     (.576)

Net asset value,  end of       $ 8.400                         $ 8.670            $ 9.120   $ 9.090   $ 9.710    $ 9.940
period

TOTAL RETURN B, C               (0.67)%                         0.46%              6.33%     (1.21)%   3.35%      6.66%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period     $ 62,192                        $ 67,102           $ 74,140  $ 78,382  $ 113,631  $ 196,862
(000 omitted)

Ratio of expenses  to average   1.29% A                         1.27%              1.26%     1.27%     1.22%      1.16%
 net assets

Ratio of expenses to average    1.28% A, E                      1.27%              1.25% E   1.27%     1.22%      1.16%
net assets after expense
reductions

Ratio of net investment         5.32% A                         5.75%              5.75%     5.36%     6.09%      6.19%
income to average net assets

Portfolio turnover rate         171% A                          189%               246%      74%       91%        322%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity International Bond Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

If the fund's dividends exceed its taxable income in any year all or a portion of the fund's dividends may be treated as a return of capital. Any return of capital will be reported to shareholders on the annual tax statement in January.

For the period ended December 31, 1999, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $1,154,145 or 1.8% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $49,761,285 and $52,420,488, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

lower management fee. For the period, the management fee was equivalent to an annualized rate of .68% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited
(FIJ). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .27% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $130 and $1,554, respectively, under these arrangements.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
John H. Carlson, Vice President
Ian Spreadbury, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson
Marie L. Knowles

* INDEPENDENT  TRUSTEES

GLO-SANN-0800  108948
1.705749.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
STRATEGIC INCOME
FUND

SEMIANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The managers' review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    11  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           12  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  28  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 32  Footnotes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the fund's past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY STRATEGIC INCOME       1.70%          5.15%        8.29%

Fidelity Strategic Income       1.85%          4.47%        7.15%
Composite

 JP EMBI Global                 6.95%          20.74%       10.76%

 LB Government Bond             4.97%          5.01%        10.49%

 ML High Yield Master II        -1.00%         -0.97%       0.97%

 SB Non-US Dollar World Govt    -1.95%         2.41%        6.45%
Bond

Multi-Sector Income Funds       0.43%          2.09%        n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Global, the Lehman Brothers Government Bond Index, the Merrill Lynch High Yield Master II Index and the Salomon Brothers Non-U.S. Dollar World Government Bond Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the multi-sector income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 124 mutual funds. These benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 1 YEAR  LIFE OF FUND

FIDELITY STRATEGIC INCOME      5.15%        3.75%

Fidelity Strategic Income      4.47%        3.24%
Composite

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             Strategic Income            FID Strategic Inc. Blend
ML High Yield Master II
             00368                       F0097
ML012
  1998/05/01      10000.00                    10000.00
   10000.00
  1998/05/31       9906.11                     9992.56
   10054.02
  1998/06/30       9906.23                    10004.02
   10105.95
  1998/07/31       9999.96                    10044.58
   10170.36
  1998/08/31       9282.03                     9549.45
    9656.96
  1998/09/30       9621.91                     9854.46
    9682.10
  1998/10/31       9669.33                     9921.35
    9473.17
  1998/11/30      10026.54                    10199.80
    9966.97
  1998/12/31      10012.62                    10212.79
    9949.11
  1999/01/31      10110.36                    10226.71
   10083.39
  1999/02/28      10016.64                    10087.20
   10014.78
  1999/03/31      10240.60                    10249.08
   10131.11
  1999/04/30      10521.10                    10423.31
   10316.47
  1999/05/31      10270.87                    10250.70
   10221.83
  1999/06/30      10299.44                    10256.74
   10196.50
  1999/07/31      10274.13                    10285.99
   10210.22
  1999/08/31      10239.11                    10253.35
   10102.34
  1999/09/30      10311.65                    10338.84
   10061.83
  1999/10/31      10363.09                    10374.60
   10007.22
  1999/11/30      10522.12                    10444.75
   10137.72
  1999/12/31      10648.19                    10520.61
   10198.91
  2000/01/31      10510.21                    10437.11
   10159.86
  2000/02/29      10683.85                    10550.32
   10181.58
  2000/03/31      10737.43                    10642.66
   10032.13
  2000/04/30      10605.57                    10534.67
   10032.27
  2000/05/31      10543.57                    10463.30
    9906.20
  2000/06/30      10829.40                    10715.44
   10097.35
IMATRL PRASUN   SHR__CHT 20000630 20000718 144355 R00000000000029

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $10,829 - an 8.29% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities - did over the same period. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,097 - a 0.97% increase. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe - did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Global, Lehman Brothers Government Bond Index, Merrill Lynch High Yield Master II Index, and the Salomon Brothers Non-U.S. Dollar World Government Bond Index, according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,715 - a 7.15% increase.

* CURRENTLY 40% HIGH-YIELD, 30% U.S. GOVERNMENT AND INVESTMENT-GRADE BONDS, 15% EMERGING-MARKETS, AND 15% FOREIGN DEVELOPED-MARKETS.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED JUNE 30, 2000  YEAR ENDED DECEMBER 31, 1999  MAY 1, 1998 (COMMENCEMENT OF
                                                                                OPERATIONS) TO DECEMBER 31,
                                                                                1998

Dividend returns  3.61%                           7.19%                         4.93%

Capital returns   -1.91%                          -0.84%                        -4.80%

Total returns     1.70%                           6.35%                         0.13%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 2000  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share          5.59(cents)   33.50(cents)   68.76(cents)

Annualized dividend rate     7.37%         7.25%          7.38%

30-day annualized yield      7.62%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.23 over the past one month, $9.27 over the past six months and $9.32 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

International bond investors faced a
myriad of negative factors throughout
the majority of the six-month period
ending June 30, 2000. Strong global
economic growth and the threat of
rising interest rates, currency
fluctuations, and a weakening euro
continued to plague global debt
issues. Additionally, poor liquidity
hampered bond prices in non-U.S.
developed markets, particularly in
the high-yield bond area, which
historically is less sensitive to interest rates and driven more by credit fundamentals. High-yield bonds suffered as a result of declining demand and an increase in the default rate - except for telecommunications issues, which got a boost from the sector's global appeal for wireless communications. Those factors helped drag down the Salomon Brothers
Non-U.S. World Government Bond
Index, which returned -1.95%. On
the bright side, a number of favorable
factors propelled demand for
emerging-market bonds, which was
reflected in the 6.95% return of the J.P.
Morgan Emerging Markets Bond
Index Global - a popular
benchmark of emerging market debt.
Credit momentum, which was driven
by improving fundamentals - such as
the Russian government's Soviet-era
debt restructuring and new political
leadership - fostered the rally in
emerging-market bonds. Elsewhere,
Brazil's better-than-expected economic
growth fueled a sharp increase in
foreign direct investment. Often large
commodity suppliers, emerging-market
countries also benefited from a sharp
increase in oil prices.

(photograph of John Carlson)(photograph of Kevin Grant)
(photograph of Mark Notkin)(photograph of Ian Spreadbury)

The following is an interview with John Carlson (top left), Lead
Portfolio Manager of Fidelity Strategic Income Fund, with additional comments from Kevin Grant (top right) on U.S. government and investment-grade securities; Mark Notkin (lower left) on high-yield securities; and Ian Spreadbury (lower right) on foreign developed-market securities. John Carlson also manages the emerging-markets portion of the fund.

Q. HOW DID THE FUND PERFORM, JOHN?

J.C. For the six months ending June 30, 2000, the fund returned 1.70%. The multi-sector income funds average, as tracked by Lipper Inc., returned 0.43%, while the Merrill Lynch High Yield Master II Index returned -1.00%. For the 12 months ending June 30, 2000, the fund returned 5.15%, while the Lipper average returned 2.09% and the Merrill Lynch index returned -0.97%.

Q. WHAT HELPED THE FUND OUTPERFORM ITS BENCHMARKS?

J.C. Each of the four subportfolios that make up the fund - U.S.
investment-grade, high yield, non-U.S. developed markets and emerging markets - outperformed their respective benchmarks. The subportfolio managers will discuss this in more detail below.

Q. KEVIN, WHAT WAS YOUR STRATEGY FOR THE U.S. GOVERNMENT SECTOR?

K.G. Most of the subportfolio's holdings are in U.S. Treasuries and agency issues, which are high-quality, liquid instruments. The largest impact on the government bond market so far in 2000 was the U.S. government budget surplus. Issuance of bonds this year was down and, in fact, the U.S. Treasury has been going into the open market, buying back bonds and then retiring them - resulting in interest cost savings for the government while increasing prices, which helped the subportfolio. Another factor that affected the subportfolio was the tightening of interest rates by the Federal Reserve Board during the period. These actions resulted in increased earnings on these investments and allowed the subportfolio to outperform its benchmark.

Q. MARK, HOW DID THE HIGH-YIELD SUBPORTFOLIO ACHIEVE ITS
OUTPERFORMANCE?

M.N. Despite the high-yield market being negatively affected by rising interest rates, wider credit spreads, volatile equity markets and fears of an economic slowdown, the subportfolio was able to outperform its benchmark. This was a result of industry selection - overall security selection was neutral for the six-month period. The portfolio's underweighted position relative to its benchmark in the steel, automotive and entertainment sectors more than offset the negative performance of our overweighted position in cable and underweighting in energy. The steel and automotive sectors were negatively impacted by fears of an economic slowdown, while poor fundamentals in the movie theater industry drove the entertainment arena downward. Energy benefited from robust oil and gas prices, and the cable industry was hurt by too much competition and a disappointing rollout of new services. Positive contributions were made by Winstar, a wireless CLEC (competitive local exchange carrier); Laboratory Corp., one of the few large players left in the consolidating clinical laboratory testing business; and Voicestream Wireless, the owner and operator of one of the few national wireless platforms in the U.S. Unfortunately, these gains were offset by the poor stock performance of Signature Resorts, Kitty Hawk and GST Telecom, which are no longer in the fund.

Q. JOHN, WHAT EVENTS AFFECTED THE EMERGING-MARKET DEBT SECTOR?

J.C. The year started off with one of the most important events - the resignation of Russian President Boris Yeltsin on New Year's Eve. Vladimir Putin, who acted as president until he was formally elected in March, enacted a number of reforms to enhance governability and the rule of law, which increased local and foreign investor confidence and drove asset prices upward. The Russian government also completed a restructuring of Soviet-era debt with private investors. Russia's performance was helped by the continued firmness in oil prices, providing an enormous boost to the country's external accounts. Mexico's story in the first half of this year is also noteworthy. Recognizing Mexico's strong fiscal discipline, reduced risk from the banking sector and increasing integration into the world economy, Moody's Investor Services raised the country's rating to investment-grade level. In addition, with elections slated for the first week in July, President Ernesto Zedillo has been working diligently to avoid the election-related problems of the past. Finally, with respect to the overall market, many countries took advantage of ongoing strength in commodity prices, particularly oil, and continued growth in the U.S.

Q. IAN, HOW DID THE NON-U.S. DEVELOPED-COUNTRY SUBPORTFOLIO EXCEED ITS
OBJECTIVE?

I.S. The subportfolio surpassed its benchmark by utilizing active security selection. The key factor was monetary tightening in both the United Kingdom and Euroland - the euro market countries. The Bank of England and the European Central Bank increased interest rates in an effort to slow their respective economies. Credit markets continued to underperform, driven by a number of factors including an increased level of corporate supply, reduced levels of government supply and equity volatility. In response, I reduced the subportfolio's credit exposure and increased holdings in government issues, since the outlook for the credit sector remained uncertain. In the euro market I added value by utilizing a barbell approach - meaning the subportfolio's holdings were underweighted at the shorter durations while overweighted in cash and 10-year duration bonds in anticipation of inversion in the yield curve and rising interest rates. In Japan, the economy showed some signs of recovery, as the government maintained its zero percent interest-rate policy in an attempt to encourage growth. As a result, the subportfolio maintained a short duration position relative to the benchmark since interest rates remained very low both at the short and long-end of the yield curve.

Q. JOHN, AS LEAD PORTFOLIO MANAGER, WHAT'S YOUR OUTLOOK?

J.C. I see continued demand for credit product given current low yields and lack of supply at the long-end of the U.S. yield curve. Since I expect that fundamentals will drive the performance of credits in high-yield and emerging markets, we'll continue to focus Fidelity's research strength on selecting debt and securities that can enable the fund to continue outperforming.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: a high level of current
income by investing primarily
in debt securities; as a
secondary objective, the fund
may seek capital
appreciation

FUND NUMBER: 368

TRADING SYMBOL: FSICX

START DATE: May 1, 1998

SIZE: as of June 30, 2000,
more than $49 million

MANAGER: John Carlson, lead
and emerging-markets manager,
since 1998; Kevin Grant,
U.S. government investments,
since 1998; Mark Notkin,
high-yield investments, since
1999; and Ian Spreadbury,
foreign developed market
securities, since 1998

JOHN CARLSON DISCUSSES
EMERGING MARKETS -
FIVE YEARS LATER:

"This year marks my fifth
anniversary managing Fidelity's
emerging-market debt funds and
funds holding positions in emerging
markets. Over the past five years, the
emerging-market debt marketplace
has evolved positively, becoming
more efficient, deeper and
broader.

"When I began managing these funds,
the benchmark index used was
the J.P. Morgan Emerging Markets
Bond Index, which included nine
countries, was 88% invested in Latin
America and contained no
investment-grade securities. The
current index used as the
benchmark is the J.P. Morgan
Emerging Markets Bond Index Global.
As the marketplace has evolved, the
index also changed to reflect
greater diversification and today
includes 27 countries, only 65%
exposure to Latin America and now
30% in investment-grade securities.
In addition, the new index holds a
greater number of securities and has
a much larger market capitalization
- $190 billion as of June 30, 2000,
compared to $66 billion as of June
30, 1995.

"The changes in the marketplace
and the index complement our
portfolio management style. We have
always looked for undervalued,
out-of-index countries and
securities in an effort to enhance
performance and achieve better
diversification for the portfolios we
manage. I remain optimistic about
emerging-market debt and look
forward to continued growth and
development in this marketplace."


INVESTMENT CHANGES





TOP FIVE HOLDINGS AS OF JUNE
30, 2000

(BY ISSUER, EXCLUDING CASH     % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
EQUIVALENTS)                                            MONTHS AGO

U.S. Treasury Obligations       28.6                     28.4

Germany Federal Republic        4.1                      2.0

Brazilian Federative Rep.       2.7                      2.8

Treuhandanstalt                 2.7                      2.1

United Mexican States           2.4                      2.4

                                40.5                     37.7

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 2000

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Media & Leisure                 16.5                     15.2

Utilities                       9.6                      10.2

Basic Industries                3.9                      3.8

Technology                      1.9                      2.4

Finance                         1.9                      1.9

QUALITY DIVERSIFICATION AS OF
JUNE 30, 2000

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Aaa, Aa, A                      42.5                     42.0

Baa                             3.3                      0.8

Ba                              4.1                      5.1

B                               35.9                     36.9

Caa, Ca, C                      3.6                      4.2

Not Rated                       2.2                      2.0


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT
AVAILABLE, WE HAVE USED S&P   (registered trademark) RATINGS. UNRATED
DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT JUNE 30, 2000 AND DECEMBER 31, 1999 ACCOUNT FOR 2.2% AND 2% RESPECTIVELY OF THE FUND'S INVESTMENTS.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000 *                                       AS OF DECEMBER 31, 1999 **

Corporate Bonds                  36.0%                      Corporate Bonds                         36.0%

U.S. Government and                                         U.S. Government and
Government Agency                                           Government Agency
Obligations                      28.6%                      Obligations                             28.4%

Foreign Government &                                        Foreign Government &
Government Agency                                           Government Agency
Obligations                      25.0%                      Obligations                             24.7%

Stocks                            3.3%                      Stocks                                   4.5%

Other Investments                 1.4%                      Other Investments                        0.7%

Short-Term Investments and                                  Short-Term Investments and
Net Other Assets                  5.7%                      Net Other Assets                         5.7%

* FOREIGN INVESTMENTS            33.3%                      ** FOREIGN INVESTMENTS                  32.3%

Row: 1, Col: 1, Value: 36.0                                 Row: 1, Col: 1, Value: 36.0
Row: 1, Col: 2, Value: 0.0                                  Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 28.6                                 Row: 1, Col: 3, Value: 28.4
Row: 1, Col: 4, Value: 25.0                                 Row: 1, Col: 4, Value: 24.7
Row: 1, Col: 5, Value: 3.3                                  Row: 1, Col: 5, Value: 4.5
Row: 1, Col: 6, Value: 1.4                                  Row: 1, Col: 6, Value: 0.7000000000000001
Row: 1, Col: 7, Value: 0.0                                  Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.7                                  Row: 1, Col: 8, Value: 5.7







INVESTMENTS JUNE 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



CORPORATE BONDS - 36.0%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.5%

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Total Renal Care Holdings,        B1          $ 125,000                          $ 83,125
Inc. 7% 5/15/09

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

EchoStar Communications Corp.     -            80,000                             76,100
4.875% 1/1/07 (g)

NTL, Inc. 5.75% 12/15/09 (g)      CCC+         66,000                             52,140

                                                                                  128,240

RETAIL & WHOLESALE - 0.1%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

Sunglass Hut International,       B3           70,000                             50,488
Inc. 5.25% 6/15/03

TOTAL CONVERTIBLE BONDS                                                           261,853

NONCONVERTIBLE BONDS - 35.5%

BASIC INDUSTRIES - 3.9%

CHEMICALS & PLASTICS - 2.3%

Avecia Group PLC 11% 7/1/09       B2           215,000                            210,700

Berry Plastics Corp. 11%          B3           70,000                             62,650
7/15/07

Geo Specialty Chemicals, Inc.     B3           50,000                             42,500
10.125% 8/1/08

Huntsman Corp. 9.5% 7/1/07 (g)    B2           150,000                            136,875

Huntsman ICI Chemicals LLC        B2           285,000                            285,000
10.125% 7/1/09

Lyondell Chemical Co.:

9.625% 5/1/07                     Ba3          110,000                            108,900

9.875% 5/1/07                     Ba3          175,000                            173,250

Sovereign Specialty               B3           120,000                            123,450
Chemicals, Inc. 11.875%
3/15/10

                                                                                  1,143,325

METALS & MINING - 0.2%

Better Minerals & Aggregates      B3           40,000                             38,800
Co. 13% 9/15/09

Kaiser Aluminum & Chemical        B3           80,000                             72,800
Corp. 12.75% 2/1/03

                                                                                  111,600

PACKAGING & CONTAINERS - 1.2%

Gaylord Container Corp.:

9.375% 6/15/07                    Caa1         110,000                            84,700

9.75% 6/15/07                     Caa1         165,000                            128,700

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS -
CONTINUED

Norampac, Inc. 9.5% 2/1/08        B1          $ 195,000                          $ 188,175

Packaging Corp. of America        B2           185,000                            182,688
9.625% 4/1/09

                                                                                  584,263

PAPER & FOREST PRODUCTS - 0.2%

Repap New Brunswick, Inc.         Caa1         50,000                             44,000
yankee 10.625% 4/15/05

Tjiwi Kimia International         Caa1         45,000                             39,600
Finance Co. 13.25% 8/1/01

                                                                                  83,600

TOTAL BASIC INDUSTRIES                                                            1,922,788

CONSTRUCTION & REAL ESTATE -
0.7%

CONSTRUCTION - 0.1%

Blount, Inc. 13% 8/1/09           B3           70,000                             71,225

ENGINEERING - 0.2%

360networks, Inc. 13% 5/1/08      B3           95,000                             94,050
(g)

REAL ESTATE INVESTMENT TRUSTS
- 0.4%

Pinnacle Holdings, Inc. 0%        B3           250,000                            173,750
3/15/08 (e)

TOTAL CONSTRUCTION & REAL                                                         339,025
ESTATE

DURABLES - 0.5%

HOME FURNISHINGS - 0.5%

Omega Cabinets Ltd. 10.5%         B3           90,000                             81,000
6/15/07

Sealy Mattress Co.:

0% 12/15/07 (e)                   B3           130,000                            92,950

9.875% 12/15/07                   B3           60,000                             57,600

                                                                                  231,550

TEXTILES & APPAREL - 0.0%

St. John Knits International,     B3           10,000                             9,500
Inc. 12.5% 7/1/09

TOTAL DURABLES                                                                    241,050

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - 0.4%

ENERGY SERVICES - 0.3%

Petroliam Nasional BHD
(Petronas):

7.125% 10/18/06 (Reg. S)          Baa3        $ 100,000                          $ 94,625

7.625% 10/15/26 (Reg. S)          Baa3         100,000                            85,625

                                                                                  180,250

OIL & GAS - 0.1%

Petroleos Mexicanos 9.4367%       Baa3         40,000                             40,100
7/15/05  (Reg. S) (h)

TOTAL ENERGY                                                                      220,350

FINANCE - 1.9%

BANKS - 1.0%

Banco Nacional de Comercio        Baa3         100,000                            106,750
Exterior SNC 11.25% 5/30/06

Banco Nacional de
Desenvolvimento Economico e
Social:

12.554% 6/16/08 (h)               B2           311,000                            291,174

12.554% 6/16/08 (g)(h)            B2           80,000                             74,900

                                                                                  472,824

CREDIT & OTHER FINANCE - 0.9%

AMRESCO, Inc. 9.875% 3/15/05      Caa3         40,000                             18,600

APP International Finance         B3           100,000                            79,000
(Mauritius) Ltd. 0% 7/5/01
(g)

APP International Finance Co.     Caa1         18,000                             12,600
11.75% 10/1/05

Astra Overseas Finance BV:

6.7775% 6/30/05 (Reg. S)(h)       -            10,307                             6,236

6.7775% 6/30/05 (g)(h)            -            15,460                             9,353

Dobson/Sygnet Communications      -            115,000                            121,613
Co. 12.25% 12/15/08

Kappa Beheer BV 10.625%           B2           160,000                            160,000
7/15/09

Netia Holdings II BV euro         B3     EUR   35,000                             33,722
13.5% 6/15/09

                                                                                  441,124

TOTAL FINANCE                                                                     913,948

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

HEALTH - 1.2%

MEDICAL FACILITIES MANAGEMENT
- 1.2%

Everest Healthcare Services,      B3          $ 50,000                           $ 42,000
Inc. 9.75% 5/1/08

Express Scripts, Inc. 9.625%      Ba2          95,000                             92,625
6/15/09

Hanger Orthopedic Group, Inc.     B3           60,000                             54,000
11.25% 6/15/09

Mariner Post-Acute Network,       C            116,000                            12
Inc. 9.5% 11/1/07 (c)

Oxford Health Plans, Inc. 11%     B2           150,000                            154,875
5/15/05

Tenet Healthcare Corp. 8.125%     Ba3          100,000                            91,500
12/1/08

Unilab Corp. 12.75% 10/1/09       B3           160,000                            164,800

                                                                                  599,812

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

ELECTRICAL EQUIPMENT - 0.2%

Motors & Gears, Inc. 10.75%       B3           120,000                            115,200
11/15/06

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.5%

Applied Power, Inc. 8.75%         B1           160,000                            165,600
4/1/09

Dunlop Standard Aero Holdings     B3           60,000                             59,400
PLC 11.875% 5/15/09

                                                                                  225,000

POLLUTION CONTROL - 0.8%

Allied Waste North America,       Ba2          285,000                            242,250
Inc. 7.875% 1/1/09

Browning-Ferris Industries,       Ba3          220,000                            151,800
Inc. 7.4% 9/15/35

                                                                                  394,050

TOTAL INDUSTRIAL MACHINERY &                                                      734,250
EQUIPMENT

MEDIA & LEISURE - 15.7%

BROADCASTING - 12.6%

ACME Television LLC/ACME          B3           200,000                            191,000
Financial Corp. 0% 9/30/04
(e)

Adelphia Communications Corp.:

7.875% 5/1/09                     B1           150,000                            126,375

8.375% 2/1/08                     B1           120,000                            105,900

9.875% 3/1/07                     B1           40,000                             38,000

Ascent Entertainment Group,       Ba1          20,000                             16,200
Inc. 0% 12/15/04 (e)

Callahan Nordrhein Westfalen      B3           190,000                            190,237
14% 7/15/10 (g)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

CapStar Broadcasting              B1          $ 110,000                          $ 110,688
Partners, Inc. 9.25% 7/1/07

Century Communications Corp.:

Series B, 0% 1/15/08              B1           700,000                            287,000

8.75% 10/1/07                     B1           30,000                             27,000

9.5% 3/1/05                       B1           20,000                             19,250

Chancellor Media Corp.:

8% 11/1/08                        Ba2          200,000                            200,500

8.125% 12/15/07                   B1           80,000                             80,500

9% 10/1/08                        B1           120,000                            122,400

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 1/15/10 (e)                    B2           270,000                            153,225

8.625% 4/1/09                     B2           265,000                            233,864

Citadel Broadcasting Co.:

9.25% 11/15/08                    B3           485,000                            470,450

10.25% 7/1/07                     B3           60,000                             60,825

Comcast UK Cable Partners         B2           40,000                             37,200
Ltd. 0% 11/15/07 (e)

Diamond Cable Communications      B3           110,000                            102,850
PLC yankee 0% 12/15/05 (e)

Earthwatch, Inc. 0% 7/15/07       -            80,000                             51,200
unit (e)(g)

EchoStar DBS Corp. 9.375%         B2           370,000                            357,050
2/1/09

Fox Family Worldwide, Inc. 0%     B1           255,000                            158,100
11/1/07 (e)

Golden Sky DBS, Inc. 0%           Caa1         350,000                            235,375
3/1/07 (e)

Golden Sky Systems, Inc.          B3           45,000                             49,050
12.375% 8/1/06

LIN Holdings Corp. 0% 3/1/08      B3           193,000                            126,898
(e)

NorthPoint Communication          Caa1         70,000                             48,300
Holdings, Inc. 12.875%
2/15/10

NTL Communications Corp.:

0% 10/1/08 (e)                    B3           920,000                            591,100

11.5% 10/1/08                     B3           180,000                            181,350

NTL, Inc.:

0% 4/1/08 (e)                     B3           60,000                             37,200

10% 2/15/07                       B3           40,000                             38,000

Olympus Communications            B1           10,000                             9,800
LP/Olympus Capital Corp.
10.625% 11/15/06

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Pegasus Communications Corp.:

9.625% 10/15/05                   B3          $ 75,000                           $ 72,375

12.5% 8/1/17                      B3           75,000                             79,500

Satelites Mexicanos SA de CV      B3           120,000                            81,000
10.125% 11/1/04

Susquehanna Media Co. 8.5%        B1           20,000                             19,000
5/15/09

Telemundo Holdings, Inc. 0%       Caa1         525,000                            364,875
8/15/08 (e)

Telewest Communications PLC:

0% 4/15/09 (e)                    B1           390,000                            214,500

0% 2/1/10 (e)(g)                  B1           380,000                            201,400

9.875% 2/1/10 (g)                 B1           40,000                             37,200

11.25% 11/1/08                    B1           40,000                             40,000

Telewest PLC yankee 9.625%        B1           70,000                             65,800
10/1/06

United Pan-Europe
Communications NV:

0% 8/1/09 (e)                     B2           290,000                            145,000

10.875% 8/1/09                    B2           380,000                            334,400

11.5% 2/1/10                      B2           100,000                            89,500

                                                                                  6,201,437

ENTERTAINMENT - 0.5%

Bally Total Fitness Holding       B3           50,000                             45,500
Corp. 9.875% 10/15/07

Premier Parks, Inc.:

0% 4/1/08 (e)                     B3           140,000                            95,025

9.25% 4/1/06                      B3           120,000                            113,400

                                                                                  253,925

LODGING & GAMING - 2.5%

Florida Panthers Holdings,        B2           110,000                            102,850
Inc. 9.875% 4/15/09

HMH Properties, Inc. 7.875%       Ba2          105,000                            96,600
8/1/05

Horseshoe Gaming LLC:

8.625% 5/15/09                    B2           140,000                            131,600

9.375% 6/15/07                    B+           100,000                            99,250

ITT Corp. 7.375% 11/15/15         Ba1          225,000                            188,438

KSL Recreation Group, Inc.        B2           125,000                            118,750
10.25% 5/1/07

Station Casinos, Inc.:

8.875% 12/1/08                    B1           210,000                            200,025

9.875% 7/1/10 (g)                 B1           300,000                            301,500

                                                                                  1,239,013

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.1%

AFC Enterprises, Inc. 10.25%      B3          $ 65,000                           $ 61,750
5/15/07

TOTAL MEDIA & LEISURE                                                             7,756,125

NONDURABLES - 0.4%

FOODS - 0.4%

Del Monte Corp. 12.25% 4/15/07    B3           116,000                            122,960

Del Monte Foods Co. 0%            Caa1         112,000                            84,000
12/15/07 (e)

                                                                                  206,960

RETAIL & WHOLESALE - 0.2%

GROCERY STORES - 0.2%

Pathmark Stores, Inc. 9.625%      Caa3         135,000                            93,150
5/1/03 (c)

TECHNOLOGY - 1.9%

COMPUTER SERVICES & SOFTWARE
- 1.1%

Covad Communications Group,
Inc.:

0% 3/15/08 (e)                    B3           80,000                             39,200

12% 2/15/10                       B3           70,000                             54,250

12.5% 2/15/09                     B3           117,000                            93,015

Federal Data Corp. 10.125%        B3           115,000                            74,750
8/1/05

PSINet, Inc. 11% 8/1/09           B3           200,000                            185,000

Verio, Inc. 11.25% 12/1/08        B3           80,000                             88,000

                                                                                  534,215

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Globix Corp. 12.5% 2/1/10         B-           75,000                             61,875

ELECTRONIC INSTRUMENTS - 0.2%

Telecommunications Techniques     B3           88,000                             80,960
Co. LLC 9.75% 5/15/08

ELECTRONICS - 0.5%

ChipPAC International Ltd.        B3           60,000                             64,500
12.75% 8/1/09

Details, Inc. 10% 11/15/05        B3           5,000                              4,750

Fairchild Semiconductor Corp.     B2           90,000                             90,900
10.125% 3/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Flextronics International         Ba3         $ 55,000                           $ 55,825
Ltd. 9.875% 7/1/10 (g)

Intersil Corp. 13.25% 8/15/09     B3           42,000                             47,880

                                                                                  263,855

TOTAL TECHNOLOGY                                                                  940,905

UTILITIES - 7.2%

CELLULAR - 4.3%

Comunicacion Celular SA 0%        B3           50,000                             37,000
3/1/05 (e)(g)

Crown Castle International        B3           285,000                            173,850
Corp. 0% 5/15/11 (e)

Leap Wireless International,
Inc.:

0% 4/15/10 (e)(g)                 Caa2         70,000                             29,400

12.5% 4/15/10 (g)                 Caa2         120,000                            105,600

McCaw International Ltd. 0%       Caa1         110,000                            83,600
4/15/07 (e)

Millicom International            Caa1         155,000                            131,750
Cellular SA 0% 6/1/06 (e)

Nextel Communications, Inc.:

0% 9/15/07 (e)                    B1           20,000                             15,700

0% 2/15/08 (e)                    B1           240,000                            175,800

12% 11/1/08                       B1           90,000                             96,075

Occidente Y Caribe Celular SA     B3           40,000                             28,000
0% 3/15/04 (e)

Rogers Communications, Inc.       Ba3          210,000                            205,800
8.875% 7/15/07

Tritel PCS, Inc. 0% 5/15/09       B3           270,000                            178,200
(e)

Triton PCS, Inc. 0% 5/1/08 (e)    B3           255,000                            184,238

VoiceStream Wireless Corp.:

0% 11/15/09 (e)                   B2           840,000                            562,800

10.375% 11/15/09                  B2           120,000                            124,800

                                                                                  2,132,613

TELEPHONE SERVICES - 2.9%

Allegiance Telecom, Inc. 0%       B3           215,000                            156,413
2/15/08 (e)

Esat Telecom Group PLC            Caa1         10,000                             11,600
11.875% 12/1/08

Intermedia Communications,
Inc.:

0% 3/1/09 (e)                     B3           165,000                            100,238

8.5% 1/15/08                      B2           90,000                             82,800

McLeodUSA, Inc. 0% 3/1/07 (e)     B1           140,000                            116,900

NEXTLINK Communications, Inc.:

0% 4/15/08 (e)                    B2           110,000                            69,300

0% 6/1/09 (e)                     B2           120,000                            73,800

10.5% 12/1/09                     B2           80,000                             78,400

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Rhythms NetConnections, Inc.      B3          $ 80,000                           $ 54,400
12.75% 4/15/09

WinStar Communications, Inc.:

0% 4/15/10 (e)(g)                 B3           885,000                            411,525

12.75% 4/15/10 (g)                B3           283,000                            273,095

                                                                                  1,428,471

TOTAL UTILITIES                                                                   3,561,084

TOTAL NONCONVERTIBLE BONDS                                                        17,529,447

TOTAL CORPORATE BONDS                                                             17,791,300
(Cost $18,540,249)

U.S. TREASURY OBLIGATIONS -
28.6%



U.S. Treasury Bonds:

9% 11/15/18                       Aaa          2,115,000                          2,746,518

10.75% 8/15/05                    Aaa          9,545,000                          11,377,915

TOTAL U.S. TREASURY OBLIGATIONS                                                   14,124,433
(Cost $14,716,858)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - 25.0%



Argentinian Republic:

BOCON 2.8068% 4/1/07 (h)          B1     ARS   331,873                            229,993

Brady:

discount 7.875% 3/31/23 (h)       B1           105,000                            84,788

par L-GP 6.00% 3/31/23            B1           318,000                            211,470

floating rate bond 7.375%         B1           189,600                            173,105
3/31/05 (h)

9.75% 9/19/27                     B1           104,000                            80,990

11.375% 3/15/10                   B1           50,000                             45,375

11.75% 2/12/07                    B1     ARS   80,000                             66,237

11.75% 4/7/09                     B1           166,000                            154,795

11.75% 6/15/15                    B1           45,000                             40,838

12% 2/1/20                        B1           25,000                             23,156

12.125% 2/25/19                   B1           34,000                             31,960

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

Brazilian Federative Rep.:

euro 11.625% 4/15/04              B2          $ 125,000                          $ 125,938

Brady:

capitalization bond 8% 4/15/14    B2           330,019                            243,183

debt conversion bond 7.4375%      B2           407,000                            300,163
4/15/12 (h)

discount euro 7.375% 4/15/24      B2           55,000                             43,519
(h)

new money bond L, 7.4375%         B2           83,000                             69,616
4/15/09 (Bearer) (h)

7.375% 4/15/06 (h)                B2           139,500                            127,119

10.125% 5/15/27                   B2           128,000                            100,960

12.25% 3/6/30                     B2           57,000                             52,440

12.75% 1/15/20                    B2           70,000                             66,938

14.5% 10/15/09                    B2           203,000                            217,210

Bulgarian Republic Brady:

discount A 7.0625% 7/28/24 (h)    B2           48,000                             37,980

FLIRB A 2.75% 7/28/12 (h)         B2           89,000                             65,526

interest arrears bond 7.0625%     B2           51,000                             40,481
7/28/11 (h)

Canadian Government:

7% 12/1/06                        Aa1    CAD   775,000                            551,896

9% 6/1/25                         Aa1    CAD   175,000                            165,853

10% 5/1/02                        Aa1    CAD   420,000                            302,908

Central Bank of Nigeria           -            110,926                            48,563
Promissory notes 5.092%
1/5/10

City of St. Petersburg Russia     Caa1         108,000                            91,800
9.5% 6/18/02 (Reg. S)

Colombian Republic:

7.625% 2/15/07                    Ba2          40,000                             29,000

8.375% 2/15/27                    Ba2          40,000                             25,500

8.625% 4/1/08                     Ba2          25,000                             18,500

9.75% 4/23/09                     Ba2          25,000                             19,438

10.875% 3/9/04                    Ba2          15,000                             14,025

11.75% 2/25/20                    Ba2          90,000                             73,800

Croatia Republic 7.0325%          Baa3         50,746                             48,082
7/31/06

Ecuador Republic Brady:

discount 7.1875% 2/28/25          Caa2         53,000                             20,803
(c)(h)

par 4% 2/28/25 (c)(f)             Caa2         67,000                             22,780

past due interest 7.1875%         Caa3         118,192                            28,366
2/28/15 (Bearer) (c)(h)

Germany Federal Republic:

3.75% 1/4/09                      Aaa    EUR   1,180,000                          1,010,618

4.5% 5/17/02                      Aaa    EUR   200,000                            189,206

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

Germany Federal Republic -
continued

5.625% 1/4/28                     Aaa    EUR   400,000                           $ 385,052

8% 7/22/02                        Aaa    EUR   450,000                            453,360

Italian Republic 3.75% 6/8/05     Aa3    JPY   110,000,000                        1,170,657

Ivory Coast Brady FLIRB A         -      FRF   275,000                            5,799
1.9% 3/29/18 (c)(f)

Panamanian Republic 8.25%         Ba1          45,000                             39,825
4/22/08

Peruvian Republic Brady:

FLIRB 3.75% 3/7/17 (h)            Ba3          34,000                             20,655

past due interest 4.5% 3/7/17     Ba3          40,000                             26,800
(h)

Philippine Government:

8.875% 4/15/08                    Ba1          45,000                             40,500

9.875% 3/16/10                    Ba1          40,000                             36,800

9.875% 1/15/19                    Ba1          40,000                             32,650

Russian Federation:

8.75% 7/24/05 (Reg. S)            B3           136,000                            105,570

9.25% 11/27/01                    B3           38,000                             36,290

10% 6/26/07                       B3           120,000                            92,550

11% 7/24/18 (Reg. S)              B3           140,000                            104,825

11.75% 6/10/03 (Reg. S)           B3           95,000                             88,231

12.75% 6/24/28 (Reg. S)           B3           130,000                            112,125

Russian Federation Ministry       Caa3         95,000                             42,275
of Finance 3% 5/14/03

Treuhandanstalt 7.5% 9/9/04       Aaa    EUR   1,300,000                          1,346,787

Turkish Republic 11.875%          B1           25,000                             26,000
11/5/04

Ukraine Government 11%            -            75,000                             51,375
3/15/07 (Reg. S)

United Kingdom, Great Britain
&  Northern Ireland:

7.5% 12/7/06                      Aaa    GBP   210,000                            350,937

8% 12/7/15                        Aaa    GBP   115,000                            232,583

8.75% 8/25/17                     Aaa    GBP   160,000                            353,279

9.75% 8/27/02                     Aaa    GBP   135,000                            219,663

United Mexican States:

Brady:

discount A 7.3125% 12/31/19       Baa3         250,000                            245,625
(h)

par A 6.25% 12/31/19 unit         Baa3         250,000                            208,438

Brady par B 6.25% 12/31/19        Baa3         250,000                            208,438
unit

value recovery rights 6/30/03     -            384,000                            4
discount A (j)

9.875% 2/1/10                     Baa3         245,000                            255,413

10.375% 2/17/09                   Baa3         80,000                             85,500

11.375% 9/15/16                   Baa3         99,000                             113,479

11.5% 5/15/26                     Baa3         91,000                             109,769

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

Venezuelan Republic:

Brady debt conversion bond        B2          $ 357,140                          $ 291,069
7.875% 12/18/07 (h)

9.25% 9/15/27                     B2           205,000                            135,300

TOTAL FOREIGN GOVERNMENT AND                                                      12,322,541
GOVERNMENT  AGENCY OBLIGATIONS
(Cost $12,154,907)


COMMON STOCKS - 0.3%

                               SHARES

HEALTH - 0.3%

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Laboratory Corp. of America     1,909               147,232
Holdings

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

NTL, Inc. warrants 10/14/08     56                  2,296
(a)

TECHNOLOGY - 0.0%

COMPUTER SERVICES & SOFTWARE
- 0.0%

DecisionOne Corp.               186                 2

DecisionOne Corp.:

Class A warrants 4/18/07 (a)    109                 0

Class B warrants 4/18/07 (a)    188                 0

Class C warrants 4/18/07 (a)    112                 0

                                                    2

UTILITIES - 0.0%

CELLULAR - 0.0%

Leap Wireless International,
Inc.:

warrants 4/15/10 (a)(g)         120                 0

warrants 4/15/10 (a)            70                  0

Orbital Imaging Corp.           3                   15
warrants 3/1/05 (a)(g)

                                                    15

TOTAL COMMON STOCKS                                 149,545
(Cost $112,042)

NONCONVERTIBLE PREFERRED
STOCKS - 3.0%

                               SHARES              VALUE (NOTE 1)

MEDIA & LEISURE - 0.6%

BROADCASTING - 0.2%

Benedek Communications Corp.    85                 $ 46,750
11.5% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind             266                 27,797

Series H, 11.75% pay-in-kind    399                 42,095

                                                    116,642

PUBLISHING - 0.4%

PRIMEDIA, Inc. 8.625%           2,118               180,030

TOTAL MEDIA & LEISURE                               296,672

UTILITIES - 2.4%

CELLULAR - 1.4%

Nextel Communications, Inc.:

11.125% pay-in-kind             407                 392,755

Series D, 13% pay-in-kind       286                 298,870

                                                    691,625

TELEPHONE SERVICES - 1.0%

Intermedia Communications,      139                 134,830
Inc. 13.5% pay-in-kind

NEXTLINK Communications, Inc.   219                 212,430
13.50% pay-in-kind

NEXTLINK Communications, Inc.   2,546               129,846
14% pay-in-kind

                                                    477,106

TOTAL UTILITIES                                     1,168,731

TOTAL NONCONVERTIBLE                                1,465,403
PREFERRED STOCKS
(Cost $1,563,488)


SOVEREIGN LOAN PARTICIPATIONS
- 1.4%

MOODY'S RATINGS (UNAUDITED) (B)          PRINCIPAL AMOUNT (D)

Algerian Republic loan
participation:

Series 1 - Deutsche Bank          -      $ 80,000                         66,000
6.625% 9/4/06 (h)

Series 1 - Merrill Lynch,         -       45,000                          37,125
Pierce, Fenner & Smith, Inc.
6.625% 9/4/06 (h)

Series 3 - Merrill Lynch,         -       45,000                          34,763
Pierce, Fenner & Smith, Inc.
7.1875% 3/4/10 (h)

Series 3 - The Chase              -       22,000                          16,995
Manhattan Bank 7.1875%
3/4/10 (h)

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)          PRINCIPAL AMOUNT (D)            VALUE (NOTE 1)

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement:

 Deutsche Bank 7.9375%            -      $ 1,142,000                     $ 349,738
12/15/20 (c)(h)

 Merrill Lynch, Pierce,           -       45,000                          13,781
Fenner & Smith, Inc. 7.9375%
12/15/20 (c)(h)

 Morgan (J.P.) Securities,        -       50,000                          15,313
Inc. 7.9375% 12/15/20 (c)(h)

 Paribas Capital Markets          -       45,000                          13,781
7.9375% 12/15/20  (c)(h)

 The Chase Manhattan Bank         -       190,000                         58,188
7.9375% 12/15/20 (c)(h)

Moroccan Kingdom loan
participation:

Series A - Deutsche Bank          -       30,000                          27,000
7.75% 1/1/09 (h)

Series A - Morgan Guaranty        -       16,316                          14,684
Trust Co. 7.75% 1/1/09 (h)

Series A - Paribas Capital        -       29,000                          26,100
Markets 7.75% 1/1/09 (h)

TOTAL SOVEREIGN LOAN                                                      673,468
PARTICIPATIONS
(Cost $466,108)


CASH EQUIVALENTS - 5.1%

                                            MATURITY AMOUNT

Investments in repurchase                  $ 2,529,387                   2,528,000
agreements (U.S. Treasury
Obligations), in a joint
trading account at 6.58%,
dated 6/30/00 due 7/3/00
(Cost $2,528,000)

TOTAL INVESTMENT PORTFOLIO -                                             49,054,690
99.4%
(Cost $50,081,652)

NET OTHER ASSETS - 0.6%                                                  312,837

NET ASSETS - 100%                                                      $ 49,367,527


SECURITY TYPE ABBREVIATIONS

FLIRB                        -   Front Loaded Interest
                                 Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                          -   Argentine peso

CAD                          -   Canadian dollar

EUR                          -   European Monetary Unit

FRF                          -   French franc

GBP                          -   British pound

JPY                          -   Japanese yen

LEGEND

(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,216,415 or 4.5% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS         S&P RATINGS

Aaa, Aa, A    42.5%     AAA, AA, A    42.5%

Baa           3.3%      BBB           1.1%

Ba            4.1%      BB            9.0%

B             35.6%     B             30.9%

Caa           3.5%      CCC           4.2%

Ca, C         0.0%      CC, C         0.0%

                        D             0.2%

The percentage not rated by Moody's or S&P amounted to 2.2%. FMR has determined that unrated debt securities that are lower quality account for 2.2% of the total value of investment in securities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America     66.7%

Germany                       6.8

United Kingdom                4.0

Brazil                        3.5

Canada                        3.1

Mexico                        2.9

Italy                         2.4

Argentina                     2.4

Russia                        2.2

Netherlands                   1.7

Others (individually less     4.3
than 1%)

                            100.0%

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $50,141,195. Net unrealized depreciation aggregated $1,086,505, of which $1,128,287 related to appreciated investment securities and $2,214,792 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $335,000 of which $69,000 and $266,000 will expire on December 31, 2006 and 2007, respectively.

The fund intends to elect to defer to its fiscal year ending December 31, 2000 approximately $250,000 of losses recognized during the period November 1, 1999 to December 31, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             JUNE 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at              $ 49,054,690
value (including repurchase
agreements of $2,528,000)
(cost $50,081,652) -  See
accompanying schedule

Cash                                       25,306

Receivable for investments                 231,728
sold

Receivable for fund shares                 76,991
sold

Dividends receivable                       4,566

Interest receivable                        1,028,787

Other receivables                          2,715

 TOTAL ASSETS                              50,424,783

LIABILITIES

Payable for investments        $ 898,527
purchased

Payable for fund shares         30,057
redeemed

Distributions payable           55,074

Accrued management fee          29,953

Other payables and accrued      43,645
expenses

 TOTAL LIABILITIES                         1,057,256

NET ASSETS                                $ 49,367,527

Net Assets consist of:

Paid in capital                           $ 51,217,549

Undistributed net investment               172,988
income

Accumulated undistributed net              (1,004,649)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (1,018,361)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 5,332,187                 $ 49,367,527
shares outstanding

NET ASSET VALUE, offering                  $9.26
price and redemption price
per share ($49,367,527
(divided by) 5,332,187
shares)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED JUNE 30,
                                     2000 (UNAUDITED)

INVESTMENT INCOME                            $ 91,588
Dividends

Interest                                      1,935,143

 TOTAL INCOME                                 2,026,731

EXPENSES

Management fee                   $ 130,408

Transfer agent fees               29,887

Accounting fees and expenses      30,119

Non-interested trustees'          69
compensation

Custodian fees and expenses       11,633

Registration fees                 28,383

Audit                             10,758

Legal                             1,667

Miscellaneous                     2,148

 Total expenses before            245,072
reductions

 Expense reductions               (744)       244,328

NET INVESTMENT INCOME                         1,782,403

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (246,693)

 Foreign currency transactions    (28,064)    (274,757)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (634,291)

 Assets and liabilities in        (24,463)    (658,754)
foreign currencies

NET GAIN (LOSS)                               (933,511)

NET INCREASE (DECREASE) IN                   $ 848,892
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,782,403                $ 2,427,692
income

 Net realized gain (loss)         (274,757)                  (434,006)

 Change in net unrealized         (658,754)                  (30,934)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       848,892                    1,962,752
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,638,890)                (2,272,780)
from net investment income

Share transactions Net            25,316,097                 36,272,342
proceeds from sales of shares

 Reinvestment of distributions    1,312,552                  1,929,992

 Cost of shares redeemed          (17,887,954)               (20,736,236)

 NET INCREASE (DECREASE) IN       8,740,695                  17,466,098
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       7,950,697                  17,156,070
IN NET ASSETS

NET ASSETS

 Beginning of period              41,416,830                 24,260,760

 End of period (including        $ 49,367,527               $ 41,416,830
undistributed net investment
income of $172,988 and
$29,475, respectively)

OTHER INFORMATION
Shares

 Sold                             2,722,489                  3,826,889

 Issued in reinvestment of        141,996                    204,207
distributions

 Redeemed                         (1,919,771)                (2,191,822)

 Net increase (decrease)          944,714                    1,839,274


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JUNE 30, 2000  YEARS ENDED DECEMBER 31,

                                 (UNAUDITED)                     1999                      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.440                         $ 9.520                   $ 10.000
period

Income from Investment            .386                            .709                      .469
Operations Net investment
income D

Net realized and unrealized       (.231)                          (.125)                    (.466)
gain (loss)

Total from investment             .155                            .584                      .003
operations

Less Distributions

From net investment income        (.335)                          (.664)                    (.483)

Net asset value, end of period   $ 9.260                         $ 9.440                   $ 9.520

TOTAL RETURN B, C                 1.70%                           6.35%                     0.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 49,368                        $ 41,417                  $ 24,261
(000 omitted)

Ratio of expenses to average      1.09% A                         1.10% F                   1.10% A, F
net assets

Ratio of expenses to average      1.08% A, G                      1.10%                     1.09% A, G
net assets after  expense
reductions

Ratio of net investment           7.91% A                         7.55%                     7.40% A
income to average  net assets

Portfolio turnover rate           85% A                           134%                      97% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER
31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax
Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

OPTIONS. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $673,468 or 1.4% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $25,979,164 and $17,993,293, respectively, of which U.S. government and government agency obligations aggregated $2,584,962 and $404,457, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .57% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .13% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

Through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $744 under this arrangement.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited
Fidelity Investments Money Management Investments, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
John H. Carlson, Vice President
Ian Spreadbury, Vice President
Kevin E. Grant, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson
Marie L. Knowles

* INDEPENDENT TRUSTEES

FSN-SANN-0800  108523
1.705710.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM  2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))    1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
NEW MARKETS INCOME
FUND

SEMIANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 23  Notes to the financial
                          statements.



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY NEW MARKETS INCOME   8.54%          25.24%       124.56%       139.38%

JP EMBI Global                6.95%          20.74%       107.11%       n/a*

Emerging Markets Debt Funds   6.45%          20.74%       93.67%        n/a*
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the J.P. Morgan Emerging Markets Bond Index Global - a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets sovereign and quasi-sovereign entities. The J.P. EMBI Global currently covers 27 emerging market countries. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper, Inc. The past six months average represents a peer group of 47 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY NEW MARKETS INCOME   25.24%       17.56%        12.96%

JP EMBI Global                20.74%       15.67%        n/a*

Emerging Markets Debt Funds   20.74%       13.89%        n/a*
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* NOT AVAILABLE

$10,000 OVER LIFE OF FUND
             New Markets Income          JP Emg Mkt Bond Index
             00331                       JP001
  1993/05/04      10000.00                    10000.00
  1993/05/31      10300.87                    10333.23
  1993/06/30      10710.66                    10694.64
  1993/07/31      11253.11                    11140.58
  1993/08/31      11586.74                    11364.17
  1993/09/30      11955.99                    11513.02
  1993/10/31      12900.58                    12483.31
  1993/11/30      13042.02                    12358.35
  1993/12/31      13883.68                    13113.02
  1994/01/31      14404.11                    13148.55
  1994/02/28      12954.23                    12054.52
  1994/03/31      11006.80                    10675.65
  1994/04/30      10542.95                    10680.55
  1994/05/31      11095.86                    11418.07
  1994/06/30      10464.54                    10498.62
  1994/07/31      10752.29                    10756.51
  1994/08/31      11938.20                    11525.27
  1994/09/30      12528.12                    11638.59
  1994/10/31      12291.04                    11309.04
  1994/11/30      12238.94                    11424.20
  1994/12/31      11585.89                    10663.40
  1995/01/31      10244.50                    10294.64
  1995/02/28       9514.84                     9758.04
  1995/03/31       9213.43                     9482.39
  1995/04/30       9862.05                    10500.46
  1995/05/31      10518.02                    11425.42
  1995/06/30      10659.69                    11647.17
  1995/07/31      10678.43                    11655.74
  1995/08/31      11026.21                    11930.78
  1995/09/30      11455.38                    12341.81
  1995/10/31      11377.65                    12215.01
  1995/11/30      11743.18                    12642.57
  1995/12/31      12509.53                    13600.61
  1996/01/31      13426.92                    14798.16
  1996/02/29      12701.78                    13758.65
  1996/03/31      12839.61                    14111.49
  1996/04/30      13515.35                    14821.44
  1996/05/31      13894.84                    15005.82
  1996/06/30      14254.79                    15421.13
  1996/07/31      14387.90                    15538.74
  1996/08/31      14906.81                    16042.88
  1996/09/30      16125.36                    17021.13
  1996/10/31      16574.14                    17089.13
  1996/11/30      17521.71                    18045.94
  1996/12/31      17687.29                    18246.86
  1997/01/31      18443.09                    18905.97
  1997/02/28      18765.22                    19245.33
  1997/03/31      18014.98                    18494.33
  1997/04/30      18635.49                    19122.21
  1997/05/31      19470.77                    19890.35
  1997/06/30      20091.13                    20352.83
  1997/07/31      20976.37                    21334.15
  1997/08/31      20850.07                    21124.04
  1997/09/30      21518.36                    21831.42
  1997/10/31      19407.58                    19481.84
  1997/11/30      20139.53                    20516.75
  1997/12/31      20786.22                    21194.30
  1998/01/31      20807.27                    21241.78
  1998/02/28      21380.86                    21765.15
  1998/03/31      21984.44                    22305.54
  1998/04/30      22010.98                    22318.35
  1998/05/31      21099.35                    21652.31
  1998/06/30      20423.58                    21141.81
  1998/07/31      20743.69                    21420.95
  1998/08/31      13300.13                    15930.35
  1998/09/30      14462.48                    17271.73
  1998/10/31      15447.22                    18274.55
  1998/11/30      16603.01                    19447.66
  1998/12/31      16134.28                    18854.70
  1999/01/31      15704.44                    17884.84
  1999/02/28      15988.18                    18245.88
  1999/03/31      17385.61                    19854.15
  1999/04/30      19225.18                    20953.63
  1999/05/31      18200.62                    19540.03
  1999/06/30      19112.87                    20217.40
  1999/07/31      18599.15                    19685.08
  1999/08/31      18621.22                    19540.52
  1999/09/30      19056.73                    20426.71
  1999/10/31      19838.84                    21319.20
  1999/11/30      20784.38                    21818.19
  1999/12/31      22054.47                    22919.63
  2000/01/31      21881.43                    22452.56
  2000/02/29      23448.97                    23764.23
  2000/03/31      24072.25                    24473.32
  2000/04/30      23443.05                    23968.64
  2000/05/31      22807.95                    23478.35
  2000/06/30      23937.90                    24499.97
IMATRL PRASUN   SHR__CHT 20000630 20000724 144958 R00000000000089

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity New Markets Income Fund on May 4, 1993 when the fund started. As the chart shows, by June 30, 2000, the value of the investment would have grown to $23,938 - a 139.38% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. (The J.P. Morgan Emerging Markets Bond Index Global does not extend as far back as the fund's start date, and therefore, is not appropriate for this comparison). With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,500 - a 145.00% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United States.
Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 2000   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share           7.29(cents)   42.74(cents)   105.39(cents)

Annualized dividend rate      7.68%         7.47%          9.70%

30-day annualized yield       8.13%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $11.55 over the past one month, $11.48 over the past six months and $10.87 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

As one of the best-performing
asset classes of 1999, emerging
markets continued that strength
into 2000. But as U.S. equity
markets sold off during the spring,
emerging-market nations followed
suit. Fortunately, a variety of factors
helped contain their slide. Since
many emerging-market countries
are commodity exporters, the
increased price of oil, precious metals
and agricultural goods helped
support their performance. A
number of credit upgrades -
particularly Mexico's, which
represents 15% of the J.P. Morgan
Emerging Markets Bond Index
Global - also proved beneficial.
Additionally, emerging-market
fundamentals remained strong
for the most part, as many of their
governments had taken steps to
position their economies for growth
and keep inflation under control.
Overall, emerging markets gained a
solid 6.95% - according to the J.P.
Morgan Emerging Markets Bond
Index Global - for the six-month
period ending June 30, 2000.
Turning to individual performers,
Russia, as in 1999, was again a
standout performer. The transition
from President Yeltsin to President
Putin was smooth, and investors
reacted favorably to the
government's Soviet-era debt
restructuring plan.

(photograph of John Carlson)

An interview with John Carlson, Portfolio Manager of Fidelity New
Markets Income Fund

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the six months ending June 30, 2000, the fund posted a gain of 8.54%. The emerging markets debt funds average, as tracked by Lipper Inc., returned 6.45% during the period, while the J.P. Morgan Emerging Markets Bond Index Global returned 6.95%. For the 12 months ending June 30, 2000, the fund returned 25.24%, while the Lipper average returned 20.74% and the J.P. Morgan index also returned 20.74%.

Q. WHAT WERE SOME OF THE EVENTS THAT AFFECTED EMERGING MARKETS DURING THE FIRST HALF OF THE YEAR?

A. There were three key events. The first was the resignation of Russian President Boris Yeltsin on New Year's Eve, which led to continued improvements and positive performance from Russia. The second was the long awaited and much anticipated upgrade of Mexico to investment-grade status by Moody's Investor Services in March. The third factor was the continued strength in the commodities sector, particularly oil, which positively impacted many emerging-market countries.

Q. YOU MENTIONED CONTINUED GOOD NEWS FROM RUSSIA. WHAT IN PARTICULAR AIDED ITS PERFORMANCE?

A. Vladimir Putin, who acted as president after the resignation of President Yeltsin until he was formally elected in March, enacted a number of reforms to enhance governability and enforce the rule of law. On the fiscal side, the country has been particularly disciplined and, as this report is written, currently is working on an overhaul of the tax system. Putin has enjoyed unprecedented popularity resulting in a stable political environment. The returning confidence of both local and foreign investors was evidenced by a substantial increase in the country's international reserves. The completion of Soviet-era debt restructuring talks also was an extremely positive event that helped to drive asset prices upwards. And finally, Russia's performance was helped by the continued firmness in oil prices, providing an enormous boost to the country's external accounts. The fund's overweighted position in Russia, relative to its benchmark, was the largest contributor to outperformance in the first six months of the year.

Q. IN TERMS OF MEXICO'S UPGRADE, WHAT IS THE IMPLICATION FOR
EMERGING-MARKET DEBT?

A. Mexico's story in the first half of this year was a noteworthy one, not only for that country but also for emerging markets in general. Recognizing Mexico's strong fiscal discipline, reduced risk from the banking sector and increasing integration into the world economy, Moody's Investor Services raised the country's rating to the investment-grade level on March 7, 2000. In addition, with elections slated for the first week in July, President Ernesto Zedillo has been working diligently to avoid the election-related problems of the past. The upgrade of Mexico's debt is proof that emerging-market countries can reap the benefit of enacting reforms, solving fiscal imbalances, and increasing the efficiency and openness of their economies. Broadly speaking, this is a very positive credit enhancer for the entire emerging-debt market.

Q. WHAT IS THE IMPACT OF THE CURRENT GLOBAL ECONOMIC BACKDROP ON
EMERGING MARKETS?

A. Most of the countries that the fund invests in are exporters, including manufactured products such as electronics, and commodities such as metals, agricultural goods, and, in particular, oil. The prices of most of these goods have risen over the first half of this year, resulting in increased earnings for the exporting countries. In addition, the developed countries - the main destination for these goods - had continued growth during the same period, ensuring a stable market for those exports.

Q. JOHN, WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A. It is constructive. I remain optimistic on commodity prices and anticipate that we'll have more balanced growth globally. I also expect that we'll see continued upgrades as more countries conduct debt buybacks and exchanges to strengthen their positions in the global economy. I also think that we will see more-diversified security issuance with a greater percentage going into euros and less supply of U.S. dollar-denominated debt going forward. Since I expect that fundamentals will continue to differentiate the winners from the losers, we will continue to focus Fidelity's research strength on selecting securities that can enable the fund to continue outperforming.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks high current
income; as a secondary
objective, the fund seeks
capital appreciation

FUND NUMBER: 331

TRADING SYMBOL: FNMIX

START DATE: May 4, 1993

SIZE: as of June 30, 2000,
more than $244 million

MANAGER: John Carlson,
since 1995; also lead
manager, Fidelity
International Bond Fund
and Fidelity Strategic Income
Fund, since 1998; joined
Fidelity in 1995

JOHN CARLSON DISCUSSES
EMERGING MARKETS - FIVE
YEARS LATER:

"This year marks my fifth
anniversary managing Fidelity's
emerging-market debt funds and
funds holding positions in emerging
markets. Over the past five years,
the emerging-market debt
marketplace has evolved positively,
becoming more efficient, deeper
and broader.

"When I began managing these
funds, the benchmark index used
was the J.P. Morgan Emerging
Markets Bond Index, which included
nine countries, was 88% invested
in Latin America and contained no
investment-grade securities. The
current index used as the
benchmark is the J.P. Morgan
Emerging Markets Bond Index
Global. As the marketplace has
evolved, the index also changed to
reflect greater diversification and
today includes 27 countries, 65%
exposure to Latin America and 30%
in investment-grade securities. In
addition, the new index holds a
greater number of securities and
has a much larger market
capitalization - $190 billion as of
June 30, 2000, compared to $66
billion as of June 30, 1995.

"The changes in the marketplace
and the index complement our
portfolio management style. We
have always looked for undervalued,
out-of-index countries and
securities in an effort to enhance
performance and achieve better
diversification for the portfolios we
manage. I remain optimistic about
emerging-market debt and look
forward to continued growth and
development in this marketplace."


INVESTMENT CHANGES





TOP FIVE COUNTRIES AS OF JUNE
30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Brazil                          23.4                     21.3

Russia                          13.5                     11.5

Mexico                          12.1                     15.1

Argentina                       11.7                     15.7

Venezuela                       4.8                      4.8


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE. TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY, INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT RISK.

TOP FIVE HOLDINGS AS OF JUNE
30, 2000

(BY ISSUER, EXCLUDING CASH    % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
EQUIVALENTS)                                           MONTHS AGO

Brazilian Federative Rep.      18.6                     15.7

Argentinian Republic           11.7                     11.9

United Mexican States          10.5                     12.3

Russian Federation             7.1                      6.4

Venezuelan Republic            4.8                      4.8

                               52.7                     51.1



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000                                            AS OF DECEMBER 31, 1999

Corporate Bonds                  11.8%                         Corporate Bonds                     13.4%

Government  Obligations          64.9%                         Government  Obligations             66.5%

Supranational Obligations         0.0%                         Supranational Obligations            0.1%

Stocks                            0.0%                         Stocks                               3.6%

Other Investments                 8.2%                         Other Investments                    5.8%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 15.1%                         Net Other Assets                    10.6%

Row: 1, Col: 1, Value: 11.8                                    Row: 1, Col: 1, Value: 13.4
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 64.90000000000001                       Row: 1, Col: 3, Value: 66.5
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.1
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 3.6
Row: 1, Col: 6, Value: 8.199999999999999                       Row: 1, Col: 6, Value: 5.8
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 15.1                                    Row: 1, Col: 8, Value: 10.6







INVESTMENTS JUNE 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



NONCONVERTIBLE BONDS - 11.8%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

BRAZIL - 4.8%

Banco Nacional de
Desenvolvimento  Economico e
Social:

12.554% 6/16/08 (h)               B2          $ 9,670,000                         $ 9,053,538

12.554% 6/16/08 (g)(h)            B2           2,830,000                           2,649,588

TOTAL BRAZIL                                                                       11,703,126

COLOMBIA - 0.7%

Comunicacion Celular SA 0%        B3           1,360,000                           1,006,400
3/1/05 (e)(g)

Occidente Y Caribe Celular SA     B3           950,000                             665,000
0% 3/15/04 (e)

TOTAL COLOMBIA                                                                     1,671,400

INDONESIA - 0.3%

APP International Finance Co.     Caa1         950,000                             665,000
11.75% 10/1/05

MALAYSIA - 1.9%

Petroliam Nasional BHD
(Petronas):

7.125% 10/18/06 (Reg. S)          Baa3         1,830,000                           1,731,638

7.625% 10/15/26 (Reg. S)          Baa3         2,780,000                           2,380,375

yankee 7.625% 10/15/26 (g)        Baa3         500,000                             428,125

TOTAL MALAYSIA                                                                     4,540,138

MAURITIUS - 0.8%

APP International Finance         B3           2,600,000                           2,054,000
(Mauritius) Ltd. 0% 7/5/01
(g)

MEXICO - 1.6%

Banco Nacional de Comercio        Baa3         2,595,000                           2,770,163
Exterior SNC 11.25% 5/30/06

Petroleos Mexicanos 9.4367%       Baa3         1,175,000                           1,177,938
7/15/05 (Reg. S) (h)

TOTAL MEXICO                                                                       3,948,101

NETHERLANDS - 1.5%

Netia Holdings II BV euro         B3     EUR   2,500,000                           2,408,724
13.5% 6/15/09

Tjiwi Kimia International         Caa1         1,325,000                           1,166,000
Finance Co. 13.25% 8/1/01

TOTAL NETHERLANDS                                                                  3,574,724

NETHERLANDS ANTILLES - 0.2%

Astra Overseas Finance BV:        -            803,883                             486,349
6.7775% 6/30/05 (g) (h)

6.7775% 6/30/05 (Reg. S) (h)      -            211,278                             127,823

TOTAL NETHERLANDS ANTILLES                                                         614,172

TOTAL NONCONVERTIBLE BONDS                                                         28,770,661
(Cost $26,742,856)

GOVERNMENT OBLIGATIONS -
64.9% (I)

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

ARGENTINA - 11.7%

Argentinian Republic:

BOCON 2.8068% 4/1/07 (h)          B1     ARS   14,830,148                         $ 10,277,507

Brady discount 7.875% 3/31/23     B1           3,650,000                           2,947,375
(h)

9.75% 9/19/27                     B1           3,920,000                           3,052,700

11.375% 3/15/10                   B1           1,570,000                           1,424,775

11.75% 2/12/07                    B1     ARS   2,640,000                           2,185,824

11.75% 4/7/09                     B1           5,615,000                           5,235,988

11.75% 6/15/15                    B1           1,310,000                           1,188,825

12% 2/1/20                        B1           1,100,000                           1,018,875

12.125% 2/25/19                   B1           1,210,000                           1,137,400

TOTAL ARGENTINA                                                                    28,469,269

BRAZIL - 18.6%

Brazilian Federative Rep.:

euro 11.625% 4/15/04              B2           3,885,000                           3,914,138

Brady:

capitalization bond 8% 4/15/14    B2           11,598,652                          8,546,756

debt conversion bond 7.4375%      B2           13,739,000                          10,132,513
4/15/12 (h)

discount euro 7.375% 4/15/24      B2           1,500,000                           1,186,875
(h)

new money bond L, 7.4375%         B2           2,849,000                           2,389,599
4/15/09 (Bearer) (h)

7.375% 4/15/06 (h)                B2           4,770,900                           4,347,483

10.125% 5/15/27                   B2           4,889,000                           3,856,199

12.25% 3/6/30                     B2           2,277,000                           2,094,840

12.75% 1/15/20                    B2           1,785,000                           1,706,906

14.5% 10/15/09                    B2           6,824,000                           7,301,680

TOTAL BRAZIL                                                                       45,476,989

BULGARIA - 1.9%

Bulgarian Republic Brady:

discount A 7.0625% 7/28/24 (h)    B2           1,648,000                           1,303,980

FLIRB A 2.75% 7/28/12 (h)         B2           2,835,000                           2,087,269

interest arrears bond 7.0625%     B2           1,686,000                           1,338,263
7/28/11 (h)

TOTAL BULGARIA                                                                     4,729,512

COLOMBIA - 2.3%

Colombian Republic:

7.625% 2/15/07                    Ba2          960,000                             696,000

8.375% 2/15/27                    Ba2          1,315,000                           838,313

8.625% 4/1/08                     Ba2          880,000                             651,200

9.75% 4/23/09                     Ba2          650,000                             505,375

GOVERNMENT OBLIGATIONS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

COLOMBIA - CONTINUED

Colombian Republic: - continued

10.875% 3/9/04                    Ba2         $ 625,000                           $ 584,375

11.75% 2/25/20                    Ba2          2,805,000                           2,300,100

TOTAL COLOMBIA                                                                     5,575,363

CROATIA - 0.6%

Croatia Republic 7.0325%          Baa3         1,670,400                           1,582,704
7/31/06 (h)

ECUADOR - 1.0%

Ecuador Republic Brady:

discount 7.1875% 2/28/25          Caa2         1,760,000                           690,800
(c)(h)

par 4% 2/28/25 (c)(f)             Caa2         2,210,000                           751,400

past due interest 7.1875%         Caa3         4,166,268                           999,904
2/28/15 (Bearer) (c)(h)

TOTAL ECUADOR                                                                      2,442,104

IVORY COAST - 0.1%

Ivory Coast Brady FLIRB A         -      FRF   9,545,000                           201,278
1.9% 3/29/18 (c)(f)

MEXICO - 10.4%

United Mexican States:

Brady discount A 7.3125%          Baa3         5,270,000                           5,177,775
12/31/19 (h)

value recovery rights 6/30/03:

discount A (j)                    -            8,108,000                           81

discount C (j)                    -            3,000                               0

9.875% 2/1/10                     Baa3         8,225,000                           8,574,563

10.375% 2/17/09                   Baa3         2,260,000                           2,415,375

11.375% 9/15/16                   Baa3         3,390,000                           3,885,788

11.5% 5/15/26                     Baa3         4,490,000                           5,416,063

TOTAL MEXICO                                                                       25,469,645

NIGERIA - 1.2%

Central Bank of Nigeria:

Brady 6.25% 11/15/20              -            2,500,000                           1,262,500

Promissory notes 5.092% 1/5/10    -            3,558,611                           1,557,944

warrants 11/15/20 (a)(j)          -            2,500                               0

TOTAL NIGERIA                                                                      2,820,444

PANAMA - 0.5%

Panamanian Republic 8.25%         Ba1          1,310,000                           1,159,350
4/22/08

GOVERNMENT OBLIGATIONS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

PERU - 0.7%

Peruvian Republic Brady:

FLIRB 3.75% 3/7/17 (h)            Ba3         $ 1,175,000                         $ 713,813

past due interest 4.5% 3/7/17     Ba3          1,450,000                           971,500
(h)

TOTAL PERU                                                                         1,685,313

PHILIPPINES - 1.3%

Philippine Government:

8.875% 4/15/08                    Ba1          1,300,000                           1,170,000

9.875% 3/16/10                    Ba1          1,040,000                           956,800

9.875% 1/15/19                    Ba1          1,345,000                           1,097,856

TOTAL PHILIPPINES                                                                  3,224,656

RUSSIA - 8.8%

City of St. Petersburg Russia     Caa1         3,420,000                           2,907,000
9.5% 6/18/02 (Reg. S)

Russian Federation:

8.75% 7/24/05 (Reg. S)            B3           4,373,000                           3,394,541

9.25% 11/27/01                    B3           1,314,000                           1,254,870

10% 6/26/07                       B3           3,877,000                           2,990,136

11% 7/24/18 (Reg. S)              B3           4,517,000                           3,382,104

11.75% 6/10/03 (Reg. S)           B3           2,827,000                           2,625,576

12.75% 6/24/28 (Reg. S)           B3           4,362,000                           3,762,225

Russian Federation Ministry       Caa3         2,615,000                           1,163,675
of Finance 3% 5/14/03

TOTAL RUSSIA                                                                       21,480,127

TURKEY - 0.3%

Turkish Republic 11.875%          B1           670,000                             696,800
11/5/04

UKRAINE - 0.7%

Ukraine Government 11%            -            2,565,000                           1,757,025
3/15/07 (Reg. S)

VENEZUELA - 4.8%

Venezuelan Republic:

Brady debt conversion bond        B2           10,892,770                          8,877,608
7.875% 12/18/07 (h)

Oil recovery rights 4/15/20       -            25                                  0
(j)

9.25% 9/15/27                     B2           4,395,000                           2,900,700

TOTAL VENEZUELA                                                                    11,778,308

TOTAL GOVERNMENT OBLIGATIONS                                                       158,548,887
(Cost $145,178,604)


COMMON STOCKS - 0.0%

                              SHARES      VALUE (NOTE 1)

MEXICO - 0.0%

Cemex SA de CV ADR (a) (Cost   3,775      $ 9,909
$6,606)


SOVEREIGN LOAN PARTICIPATIONS
- 8.1%

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)

ALGERIA - 1.9%

Algerian Republic loan
participation:

Series 1 - Deutsche Bank          -        $ 1,925,000                         1,588,125
6.625% 9/4/06 (h)

Series 1 - Merrill Lynch,         -         1,097,000                          905,025
Pierce, Fenner & Smith, Inc.
6.625% 9/4/06 (h)

Series 1- Societe Generale        -         610,000                            503,250
6.625% 9/4/06 (h)

Series 3 - Merrill Lynch,         -         1,510,000                          1,166,475
Pierce, Fenner & Smith, Inc.
7.1875% 3/4/10 (h)

Series 3 - The Chase              -         765,000                            590,963
Manhattan Bank 7.1875%
3/4/10 (h)

TOTAL ALGERIA                                                                  4,753,838

ANGOLA - 0.3%

Banco Nacional de Angola loan     -         4,922,048                          639,866
participation - Societe
Generale (a)

CAMEROON - 0.1%

Cameroon Republic:

loan participation - Societe      -   FRF   6,240,000                          95,285
Generale (a)

loan participation - Societe      -   DEM   4,510,000                          230,972
Generale (a)

TOTAL CAMEROON                                                                 326,257

CONGO - 0.1%

Congo Republic loan               -         2,758,208                          248,239
participation -  Societe
Generale (a)

MOROCCO - 1.0%

Moroccan Kingdom loan
participation:

Series A - Deutsche Bank          -         890,000                            801,000
7.75% 1/1/09 (h)

Series A - Morgan Guaranty        -         691,579                            622,421
Trust Co. 7.75% 1/1/09 (h)

Series A - Paribas Capital        -         1,129,247                          1,016,323
Markets 7.75% 1/1/09 (h)

TOTAL MOROCCO                                                                  2,439,744

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

RUSSIA - 4.7%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement:

- Deutsche Bank 7.9375%           -        $ 20,355,000                       $ 6,233,719
12/15/20 (c)(h)

- Merrill Lynch, Pierce,          -         1,300,000                          398,125
Fenner & Smith, Inc. 7.9375%
12/15/20 (c)(h)

- Morgan (J.P.) Securities,       -         8,880,000                          2,719,500
Inc. 7.9375% 12/15/20 (c)(h)

- Paribas Capital Markets         -         1,335,000                          408,844
7.9375% 12/15/20 (c)(h)

- The Chase Manhattan Bank        -         5,390,000                          1,650,688
7.9375% 12/15/20 (c)(h)

TOTAL RUSSIA                                                                   11,410,876

TOTAL SOVEREIGN LOAN                                                           19,818,820
PARTICIPATIONS
(Cost $15,876,924)


CASH EQUIVALENTS - 11.9%

                                             MATURITY AMOUNT

Investments in repurchase                   $ 29,030,914                        29,015,000
agreements (U.S. Treasury
Obligations), in a joint
trading account at 6.58%,
dated 6/30/00 due 7/3/00
(Cost $29,015,000)


PURCHASED OPTIONS - 0.1%

EXPIRATION DATE/STRIKE PRICE                       UNDERLYING FACE AMOUNT AT VALUE

ARGENTINA - 0.0%

Salomon Brothers                July 00/91.70      $ 6,011,192                                 7,901
International Call Option on
$6,584,000 notional amount
of Argentinian Republic
Brady 7.375%, 3/31/05

Salomon Brothers                July 00/61.13       7,464,625                                  22,450
International Call Option on
$11,225,000 notional amount
of Argentinian Republic
Brady par 6%, 3/31/23

TOTAL ARGENTINA                                                                                30,351

PURCHASED OPTIONS - CONTINUED

EXPIRATION DATE/STRIKE PRICE                       UNDERLYING FACE AMOUNT AT VALUE            VALUE (NOTE 1)

MEXICO - 0.1%

Salomon Brothers                July 00/82.56      $ 10,653,000                               $ 118,296
International Call Option on
$12,720,000 notional amount
of United Mexican States
Brady discount A 7.3125%,
12/31/19

RUSSIA - 0.0%

The Deutsche Bank Call Option   July 00/31.25       4,593,750                                  37,500
on $15,000,000 notional
amount of Bank for Foreign
Economic Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement -
Deutsche Bank 7.9375%
12/15/20

TOTAL PURCHASED OPTIONS                                                                          186,147
(Cost $318,250)


TOTAL INVESTMENT PORTFOLIO -                                                                     236,349,424
96.8%
(Cost $217,138,240)

NET OTHER ASSETS - 3.2%                                                                          7,855,291

NET ASSETS - 100%                                                                              $ 244,204,715


SECURITY TYPE ABBREVIATION

FLIRB                       -   Front Loaded Interest
                                Reduction bonds

CURRENCY ABBREVIATIONS

ARS                         -   Argentine peso

DEM                         -   German deutsche mark

EUR                         -   European Monetary Unit

FRF                         -   French franc

LEGEND

(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,624,462 or 2.7% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        0.0%       AAA, AA, A    0.0%

Baa               15.0%      BBB           7.9%

Ba                4.9%       BB            23.6%

B                 53.5%      B             33.7%

Caa               3.5%       CCC           9.4%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 10.7%. FMR has determined that unrated debt securities that are lower quality account for 10.7% of the total value of investment in securities.

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $217,551,102. Net unrealized appreciation aggregated $18,798,322, of which $23,645,729 related to appreciated investment securities and $4,847,407 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $62,284,000 of which $50,343,000 and $11,941,000 will expire on December 31, 2006 and 2007, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               JUNE 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at               $ 236,349,424
value (including repurchase
agreements of $29,015,000)
(cost $217,138,240) - See
accompanying schedule

Receivable for investments                  6,922,525
sold

Receivable for fund shares                  229,850
sold

Dividends receivable                        4,919

Interest receivable                         4,237,287

Redemption fees receivable                  102

 TOTAL ASSETS                               247,744,107

LIABILITIES

Payable to custodian bank      $ 96,976

Payable for investments         2,858,687
purchased

Payable for fund shares         199,716
redeemed

Distributions payable           165,968

Accrued management fee          135,594

Other payables and accrued      82,451
expenses

 TOTAL LIABILITIES                          3,539,392

NET ASSETS                                 $ 244,204,715

Net Assets consist of:

Paid in capital                            $ 274,642,219

Undistributed net investment                1,693,117
income

Accumulated undistributed net               (51,347,430)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 19,216,809
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 20,975,388                 $ 244,204,715
shares outstanding

NET ASSET VALUE, offering                   $11.64
price and redemption price
per share ($244,204,715
(divided by) 20,975,388
shares)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED JUNE 30,
                                        2000 (UNAUDITED)

INVESTMENT INCOME                              $ 28,899
Dividends

Interest                                        11,357,032

                                                11,385,931

Less foreign taxes withheld                     (2,394)

 TOTAL INCOME                                   11,383,537

EXPENSES

Management fee                   $ 791,553

Transfer agent fees               214,729

Accounting fees and expenses      70,534

Non-interested trustees'          523
compensation

Custodian fees and expenses       38,257

Registration fees                 29,555

Audit                             27,473

Legal                             3,698

Miscellaneous                     16,092

 Total expenses before            1,192,414
reductions

 Expense reductions               (22,161)      1,170,253

NET INVESTMENT INCOME                           10,213,284

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            13,606,028

 Foreign currency transactions    (5,390)       13,600,638

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (5,119,110)

 Assets and liabilities in        12,319        (5,106,791)
foreign currencies

NET GAIN (LOSS)                                 8,493,847

NET INCREASE (DECREASE) IN                     $ 18,707,131
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 10,213,284               $ 19,835,876
income

 Net realized gain (loss)         13,600,638                 7,478,320

 Change in net unrealized         (5,106,791)                34,338,148
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       18,707,131                 61,652,344
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (8,729,874)                (20,338,637)
from net investment income

Share transactions Net            57,253,598                 58,696,227
proceeds from sales of shares

 Reinvestment of distributions    7,545,345                  17,217,253

 Cost of shares redeemed          (50,069,553)               (105,969,618)

 NET INCREASE (DECREASE) IN       14,729,390                 (30,056,138)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   143,532                    255,111

  TOTAL INCREASE (DECREASE)       24,850,179                 11,512,680
IN NET ASSETS

NET ASSETS

 Beginning of period              219,354,536                207,841,856

 End of period (including        $ 244,204,715              $ 219,354,536
undistributed net investment
income of $1,693,117 and
$209,707, respectively)

OTHER INFORMATION
Shares

 Sold                             4,980,855                  5,890,616

 Issued in reinvestment of        657,687                    1,702,413
distributions

 Redeemed                         (4,378,213)                (11,004,023)

 Net increase (decrease)          1,260,329                  (3,410,994)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED JUNE 30, 2000  YEARS ENDED DECEMBER 31,

                               (UNAUDITED)                     1999                      1998       1997       1996

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 11.130                        $ 8.990                   $ 12.970   $ 12.960   $ 9.950
period

Income from Investment          .499 D                          .975 D                    1.201 D    1.065 D    .866
Operations Net investment
income

Net realized  and unrealized    .431                            2.162                     (3.980)    1.105      3.035
gain (loss)

Total from investment           .930                            3.137                     (2.779)    2.170      3.901
operations

Less Distributions

From net investment income      (.427)                          (1.010)                   (1.022)    (1.318)    (.932)

From net  realized gain         -                               -                         -          (.870)     -

Return of capital               -                               -                         (.195)     -          -

Total distributions             (.427)                          (1.010)                   (1.217)    (2.188)    (.932)

Redemption fees added to paid   .007                            .013                      .016       .028       .041
in capital

Net asset value,  end of       $ 11.640                        $ 11.130                  $ 8.990    $ 12.970   $ 12.960
period

TOTAL RETURN B, C               8.54%                           36.69%                    (22.38)%   17.52%     41.39%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 244,205                       $ 219,355                 $ 207,842  $ 380,835  $ 310,145
(000 omitted)

Ratio of expenses to average    1.02% A                         1.07%                     1.13%      1.08%      1.09%
net assets

Ratio of expenses to average    1.00% A, E                      1.07%                     1.13%      1.08%      1.09%
net assets after expense
reductions

Ratio of net investment         8.77% A                         9.88%                     10.50%     7.56%      7.68%
income to average net assets

Portfolio turnover rate         300% A                          273%                      488%       656%       405%



FINANCIAL HIGHLIGHTS

                               YEARS ENDED DECEMBER 31,

                               1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 10.190
period

Income from Investment          1.222
Operations Net investment
income

Net realized  and unrealized    (.583)
gain (loss)

Total from investment           .639
operations

Less Distributions

From net investment income      (.916)

From net  realized gain         -

Return of capital               -

Total distributions             (.916)

Redemption fees added to paid   .037
in capital

Net asset value,  end of       $ 9.950
period

TOTAL RETURN B, C               7.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 176,499
(000 omitted)

Ratio of expenses to average    1.17%
net assets

Ratio of expenses to average    1.17%
net assets after expense
reductions

Ratio of net investment         9.51%
income to average net assets

Portfolio turnover rate         306%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended , as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts and foreign currency options, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for options transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED
to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

OPTIONS. The fund may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the schedule of investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities, except purchased options on foreign currency which are included in realized gains (losses) on foreign currency transactions.

Exchange-traded options are valued using the last sale price or, in the absence of a

2. OPERATING POLICIES - CONTINUED

OPTIONS - CONTINUED

sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $19,818,820 or 8.1% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $311,209,060 and $306,674,971, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .68% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited
(FIJ). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .18% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $1,857,000. The weighted average interest rate was 5.86%. Interest earned from the interfund lending program amounted to $1,209 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

6. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $18,981 and $3,180, respectively, under these arrangements.

7. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity International Investment
 Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
John H. Carlson, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson
Marie L. Knowles

* INDEPENDENT TRUSTEES

NMI-SANN-0800  108533
1.705564.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Stragetic Income
Target TimelineSM 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555

AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com